                           [ACORN LOGO APPEARS HERE]


The Acorn Family of Funds


Annual Report
----------------------------------
                 December 31, 1998

Acorn Family of Funds Annual Report 1998
    Table of Contents


Shareholder News                             2

Squirrel Chatter: Up the Amazon in a BVU     3
1998: A Record-Breaking Year                 4
Scarlet A Awards                             5

Acorn Twenty
    In a Nutshell                            6
    Performance at a Glance                  7
    Statement of Investments                16

Acorn Foreign Forty
    In a Nutshell                            8
    Performance at a Glance                  9
    Statement of Investments                18
    Portfolio Diversification               19

Acorn USA
    In a Nutshell                           10
    Performance at a Glance                 11
    Major Portfolio Changes                 20
    Statement of Investments                21

Acorn International
    In a Nutshell                           12
    Performance at a Glance                 13
    Major Portfolio Changes                 24
    Statement of Investments                26
    Portfolio Diversification               31

Acorn Fund
    In a Nutshell                           14
    Performance at a Glance                 15
    Major Portfolio Changes                 32
    Statement of Investments                34
    Foreign Portfolio Diversification       41

Acorn Family of Funds
    Report of Independent Auditors          42
    Statements of Assets and Liabilities    43
    Statements of Operations                44
    Statements of Changes in Net Assets     46
    Financial Highlights                    48
    Notes to Financial Statements           52


Shareholder News

Time is Running Out... Don't forget to make your 1998 IRA contribution before April 15. Use the Internet to immediately print IRA information and applications from our web site (www.acornfunds.com), or call 1-800-922-6769 to request an IRA investment kit. 1998 Tax Information... The 1998 Tax Guide was sent to you at the end of January with your Form(s) 1099. If you did not receive or have misplaced your tax guide, you may immediately print additional copies from our web site (www.acornfunds.com), or call 1-800-922-6769 to request a copy by mail. If you did not receive your Form(s) 1099, call 1-800-962-1585 for a duplicate copy.

Our e-mail address is: acorn@wanger.com

Find out what's new -- visit our web site at: www.acornfunds.com

Total 1998 Distributions Per Share    Acorn Fund     Acorn International   Acorn USA
 Ordinary Income                      $ 0.03/share   $ 0.15/share          $ 0.22/share
 Short-Term Capital Gain              -              -                     $ 0.06/share
 Long-Term Capital Gain               $ 1.06/share   $ 0.27/share          $ 0.84/share

Squirrel Chatter: Up the Amazon in a BVU

[PHOTO APPEARS HERE]

Borders Group is one of the two "category-killer" bookstore chains, the other being Barnes and Noble. The company has grown rapidly, a little over 13% per year, and had a good profit margin, 3.5% net-to-sales. The total value of the company is $1.6 billion. Let us define a new unit to measure booksellers, the BVU (Borders Value Unit), so that one BVU equals $1.6 billion.

    Amazon.com is also in the retail book business, but sells only over the Internet. The Amazon.com web site has been the most successful Internet retail operation so far in terms of sales. Amazon.com sales are now running at a $600 million annual rate, one-fourth of Borders' sales. Amazon.com sales are growing at a dazzling pace, but profitability is a different matter; Amazon.com is losing money at a rate of $80 million per year. Will Amazon.com ever make a profit? Some analysts think it may in the year 2001, but this remains to be seen. Internet book sales are made at steep discounts to list price. Both Borders and Barnes and Noble have web sites that compete with Amazon.com, so gross margins are going to stay low. We must wait to see if Amazon.com can ever get to a positive net margin. Since Borders is large and profitable, and Amazon.com is small and unprofitable, you might think Borders is worth more than Amazon.com. At $200, Amazon.com was selling at 20 times the value of Borders!

    Amazon.com (AMZN) has 158 million shares outstanding. A ten-point move for AMZN stock, therefore, is a change in value of $1.6 billion, or what we are calling one BVU. In January 1999, there were ten days when AMZN moved more than one BVU. In other words, in one day, Amazon.com's value goes up or down an amount equal to the entire value of Borders!

Valuing Amazon.com
In the month of January, AMZN traded between $90 and $200 per share. That would be a reasonable yearly range for a speculative stock, but doing it in a month hints of irrational exuberance. What does the market predict for the future of Amazon.com? Since there are no dividends, profits, or cash flow to base a valuation on, we are reduced to looking at the price-to-sales ratio. The price-to-sales ratio should be higher for a company that has high profit margins (net profit to sales) or a high growth rate of sales. Borders has a $1.6 billion market value and $2.6 billion in sales, so the price-to-sales ratio is 0.6 times. Wal-Mart, a highly successful retailer, has a price-to-sales ratio of 1.3 times, not quite twice that of Borders. Home Depot and Gap, fabulous successes, have much higher price-to-sales ratios because their profit margins are higher than Wal-Mart's. A&P, a slow-growth, low-margin supermarket chain, gets a very low price-to-sales-ratio.


                                               Estimated
Retail Ratios                    Net/Sales   Growth Rate/1/   Price/Sales
-------------------------------------------------------------------------
A&P                                   0.4%            2%             0.1x
Borders                               3.5%           15%             0.6x
Wal-Mart                              3.2%           20%             1.3x
Home Depot                            4.6%           20%             2.8x
Gap                                   8.7%           15%             4.1x
Amazon.com (now)                  negative          100%            34.0x
Amazon.com ("in five years")          3.5%           73%             3.4x


    Where might Amazon.com be in five years? If AMZN stock is $200/share at that time/2/, its market value will be $34 billion. Assume they succeed in making profit margins equivalent to Borders or Wal-Mart; because of Amazon.com's high growth rate, their price-to-sales ratio might be as high as Home Depot or Gap, let us say 3.4 times (one-tenth of AMZN's price-to-sales ratio now). A price-to-sales ratio of 3.4 times means that the company's sales volume would have to be $10 billion. (To get there in five years, sales have to grow at 73% per year.) Since sales for the entire U.S. book-selling industry are only about $17 billion per year/3/, Amazon.com would have to expand internationally and into a number of other retail categories to reach $10 billion in sales. Right.

You might think that Borders is worth more than Amazon.com. At $200, Amazon.com was selling at 20 times the value of Borders!

    Growing at 73% per year and becoming highly profitable would be one of the great stories of the 21st Century and Amazon.com has to succeed at both those goals to justify the price the stock is at now! Amazon.com and its fellow Internet stocks are very over-priced speculations that may be selling for a lot less a year from now.

-------------------------------------------------------------------------------
/1/Estimated Growth Rate is based on a five-year prediction with data as of 12/31/98.
/2/If the current price is about $100, any buyer must figure it will be at least $200 in five years.
/3/Source: JP Morgan

Softbank

Amid all of the craze, one of the world's dominant Internet companies is largely overlooked and is trading at a huge discount to its asset value. A Japanese company, Softbank, is a major shareholder of companies such as Yahoo! and Ziff Davis. Softbank has the leading position in setting up Internet companies in Japan. The unrealized gains on Softbank's listed investments alone are worth double the current share price! Value and Internet are two words not often heard together, but we think Softbank is a great stock to own.

1998: A Record-Breaking Year

Sports records have been broken all around in 1998. Sammy Sosa broke Roger Maris' long-standing home run record, but, in Chicago Cub style, didn't even get into the record book, because Mark McGuire topped him with even more homers. Michael Jordan retired, and as a mark of respect, the NBA canceled half of its season. In the wrestling world, Jesse "The Body" Ventura was elected Governor of Minnesota and Bill "Your Body" Clinton scored an escape and reversal over the Republicans in Congress.

    Besides sports and entertainment, economic records were set, too. Japan's record-breaking bear market (nine years and counting) was capped by driving interest rates on short-term government debt below zero for a few days. Malaysia gave enhanced meaning to the term "active monetary policy" by grabbing the Finance Minister, arresting him, beating him in jail, and then trying him for sodomy. Russia wins an Oscar in the "fastest bond default by a new large nation" category. Deflation has returned, inflation has retired to the Old Fear's Home, and world interest rates have plummeted, although not to Japanese levels. Weird fact: the ten-year government bond of Italy now sells at a lower interest rate than the ten-year bond of the USA! Now that is something that no one predicted! Here at home, the federal budget deficit disappeared, going into surplus for the first time in twenty years. Our balance of trade deficit, however, is setting new records every month. Up until 1983, our trade deficit never got much above $20 billion per year; we are now near a $20 billion deficit per month. Our trade imbalance with Japan, up approximately 20% this year, makes the Japanese trade surplus another entry into the record book.

    The U.S. fixed income market started 1998 in a complacent mode, with very low risk premiums for low-grade credits (such as Russia). The crisis in Southeast Asia, Korea and Russia, however, triggered an enormous jump in risk premiums -- taking a couple of giant hedge funds by surprise. A new record was set for "Most Nobel Prize-Winning Economists Brought Down by Hubris."

    The stock markets fully kept pace with all this general nuttiness. Europe soared, Japan continued lower, Brazil and other emerging markets collapsed. The U.S. market set new record highs in price and valuations, but in a way that was irritating to us Acorn shareholders.

Size Ruled

Big companies were strong in 1998, but small-capitalization companies were flat. Mid-cap, logically enough was in the middle. Acorn Fund has a portfolio that is in between small-cap and mid-cap, so the Fund's 6% return was halfway between small-cap funds and mid-cap funds.

                         1998 Returns/1/
----------------------------------------
S&P 500 Index                    +28%
Lipper Mid-Cap Funds             +12%
Lipper Small-Cap Funds             0

(Data Source: Barrons, Lipper Analytical Services)

    Even inside the S&P 500 stock group, size ruled. The 100 largest companies (largest quintile) were up 37%, while the smallest 100 companies in the S&P 500 were down 1%, with the middle three quintiles lined up in order.

Market-Value Quintile   1998 Returns
------------------------------------
#1 Largest                      +37%
#2                              +19%
#3                               +9%
#4                               +9%
#5 Smallest                      -1%

(Data Source: Prudential Securities; Standard & Poors)

--------------------------------------------------------------------------------
/1/The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Lipper Mid-Cap Funds Average is an average of the 1998 performance of all U.S. mid-cap funds tracked by Lipper Analytical Services. The Lipper Small-Cap Funds Average is an average of the 1998 performance of all U.S. small-cap funds tracked by Lipper.

    Big beat small in 1998 and growth beat value. Growth stocks soared, especially Internet-related companies, generating the joke that any stock could double overnight by just adding ".com" to the company name. The outperformance of large-cap growth companies was so striking in 1998 that one might think that this is the way the world usually works. It isn't. Over the long-term, small-cap stocks have done as well as or better than larger companies. Over the long-term, "value" stocks have done better than growth stocks. Because of the market action in 1998, small company stocks are at record discounts to big companies. Discounts like this always go back to equilibrium over time. As much as one can say anything sensible about stock prices in the future, one can say that the odds strongly favor small-cap stocks outperforming the rest of the market over the next three to five years.

Scarlet A Winners

1998 was the year when Mr. McGuire and Mr. Sosa hit 136 home runs between them.
Question: how many strikeouts did they have during the season? Answer: it doesn't matter! A home run is a game-winning decisive blow. If you hit home runs for a living, your value to the team, and therefore your pay, depends on your winners. You are going to be out two-thirds of your times-at-bat, but that's okay if you hit enough home runs.

    Investing in small-company stocks is similar to baseball, except we don't chew tobacco. We can afford to have a lot of small losses if we have a few home runs. What is a stock market home run? WM Data is a home run; Acorn International has a cost of $2.4 million and a market value of $77 million, a 32-bagger! How important are our big winners? Acorn Fund has 232 holdings. In 1998, our portfolio gained $201 million in value. Our four best stocks made us $221 million (Liberty Media, Carnival, Harley-Davidson, Solectron) so all the rest of the portfolio had a minor loss.

    Finding the big winners is the purpose of the game, so there is plenty of credit to go around for these ideas. We get our ideas from analysts, institutional salesmen, and even some real world people who know their industry. After an idea comes to us, we then start our own analytic process to understand and value the company, but every idea has a source somewhere. Every year we recognize our idea sources with the coveted Scarlet A diplomas.

    The winners for 1998 all went up at least 64% and made big money for the portfolios as well. Carnival, one of our all-time great stocks, went up 75% in the year and made $60 million in profits for Acorn Fund and Acorn International shareholders. The award goes to Peter McMullin of Southeast Research Partners. Peter won a Scarlet A for Carnival last year too!

    Harley-Davidson roared ahead 74% in 1998. Tim Reiland gets his third Scarlet A for Harley-Davidson, following awards in 1989 and 1994. Long-term investing can pay off. Our cost on HDI is a little over $3 million, with a current market value of $104 million!

    Old friend Jack Spears of ABN-AMRO (formerly Chicago Corporation) wins for SEI for a 137% climb in the year.

    Jabil Circuits is a contract electronics manufacturer. We bet our chips on Jabil on the advice of Jim Savage, who has left Alex Brown and recently joined Thomas Weisel & Company.

    Donaldson Luftkin Jenrette's Ron Getto talked us into NTL, a CATV operator in the UK. Thanks, DLJ. Another great European winner was Atos, a French computer service company. Herve Pilo of Exane gets the award.

    Two more winners in the information sector: First, Centennial Cellular. Chicagoan Jennifer Murtaugh of Everen Securities picks up the diploma. Next, United Video Satellite Group. Mark Riely of Media Research Group gets his Scarlet A.

    1999 will be another year of market excitement and surprise. We look forward to celebrating a new crop of Scarlet A winners next year.

/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Wanger Asset Management,
Lead Portfolio Manager, Acorn Fund

Acorn Twenty
    In a Nutshell

[PHOTO APPEARS HERE]

Welcome to the Acorn family's newest domestic fund, Acorn Twenty. Launched on November 23 with $18 million in net assets, Acorn Twenty finished 1998 with a 7.1% return and nearly $34 million in total net assets. We are excited to be managing your Fund, and would like to extend our gratitude to all of our fellow shareholders for making Acorn Twenty's launch a great success.
    Many of you already know the potential benefits of investing in a more concentrated fund. Over time, investing in a select group of companies magnifies an investment manager's stock-picking skills (or lack thereof). Our domestic research team is working hard to find 20-25 mid-cap, high quality, growing businesses, that are selling at reasonable prices. (We believe we have considerable expertise in this area, as many of our successful small-cap ideas have "grown up" past the $1 billion capitalization mark.) Always remember that day-to-day volatility is not unusual with more concentrated funds, because each investment represents a larger percentage of the fund's total portfolio than similar investments in a more diversified fund. We are taking more risk in search of higher return, because we have complete confidence in the stock-picking talents of Acorn's outstanding domestic research team. Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Laura McKenna, Todd Narter and Ben Andrews have proven themselves as highly skilled investment professionals, and their contributions to Acorn Twenty and the entire Acorn family are invaluable.
    We are extremely optimistic about Acorn Twenty's future, and have invested substantial amounts of our own personal savings in the Fund. We believe the future will prove to be prosperous, and look forward to sharing the results of our stock selection with you, our partners and fellow shareholders.

Thank you for your support.

[SIGNATURE APPEARS HERE]
John H. Park
Co-Portfolio Manager

[SIGNATURE APPEARS HERE]
Mark H. Yost
Co-Portfolio Manager

Performance at a Glance

Acorn Twenty
Information

 Ticker Symbol:             ACTWX
 Minimum
   Initial Investment:      $1,000
                            $1,000 for an IRA
 Minimum
   Subsequent Investment:   $100
 Exchange Fee:              None
 Management Fee*:           0.90%
 12b-1 Fee:                 None
 Administrative Fee:        0.05%
 Total Expense Ratio*:      1.35%

 *Fees and expenses are calculated for the period since the Fund's inception on November 23, 1998 through December 31, 1998. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.35% of its average annual net assets.

Fund Net Assets as of 12/31/98: $33.7 million
------------------------------------------------
    Acorn Twenty Top 10 Holdings

Telephone & Data Systems                   11.1%
Cellular & Telephone Franchises

RCN                                         8.9%
Metro Market: Voice, Video & Data Services

Expeditors Int'l of Washington              5.6%
International Freight Forwarder

Americredit                                 5.5%
Auto Lending

Royal Caribbean Cruises                     5.2%
Cruises to Caribbean & Alaska

Progressive                                 5.0%
Auto Insurance

Lincare Holdings                            4.8%
Home Health Care Services

Acxiom                                      4.6%
Database Marketing Services

First Health Group                          4.5%
PPO Network

AES Corporation                             3.9%
Power Plants

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Twenty Portfolio Diversification
-----------------------------------------
     as a % of net assets, as of 12/31/98

Information               39.0%
Finance                   17.4%
Health Care               12.8%
Consumer Goods/Services   12.1%
Energy/Minerals            7.5%
Other*                    11.2%

* includes "Cash and other assets less liabilities" of 5.6%

Relative Performance
---------------------------------------------
                                Life of Fund*

Acorn Twenty                             7.1%
S&P MidCap 400                          11.1%
S&P 500                                  5.8%

*Life of Fund Performance is from Acorn Twenty's inception (11/23/98) through 12/31/98. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. All indexes are unmanaged and returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Net Asset Value Per Share 12/31/98: $10.71
------------------------------------------

Acorn Foreign Forty
    In a Nutshell

[PHOTO OF MARCEL P. HOUTZAGER APPEARS HERE]

We are pleased to report that Acorn Foreign Forty is off to a strong start. The new fund started with $7.5 million on November 23. By year-end its assets had grown to $16 million, and those of us who invested on day 1 had made 10.0% in a little over a month. To put this in context, international large-caps, as measured by EAFE, were up 3.9% for the month of December.

    There is no widely recognized benchmark for international mid-cap stocks in existence today. Long time Acorn shareholders have seen this before. The best investment returns usually are made before a concept has been measured and formalized. When Acorn Fund first started investing in U.S. small-caps in 1970, there was no small-cap benchmark. After 8 years and a 214% rise in Acorn's NAV (double the return of the S&P!), the benchmark makers finally recognized a good thing and constructed the Russell 2000 index.

    Does this mean Acorn Foreign Forty shareholders can expect a similar experience? As all mutual fund investors have been told, past performance is no guarantee of future results, but there are good reasons to be optimistic. International mid-cap stocks are available today at substantially lower prices than large-caps, at a time when the growth prospects of the underlying companies look bright.

    In Europe there are several powerful forces driving the equity markets. Low interest rates, falling barriers to cross border investing, the shift from pay-as-you go towards funded pensions, and privatization of state owned companies, all contribute to an economic environment which resembles the U.S. of six years ago. We are taking full advantage of this climate in several ways. Monies flowing into non-money market mutual funds has more than doubled in each of the past two years in Germany, France and Italy. We hope to capitalize on this trend by investing in financial service companies such as life insurers and mutual fund managers.

    Technological advances are revolutionizing telecommunications across the continent and we've uncovered a solid group of companies that stand to benefit most from this trend.

In Europe...low interest rates, falling barriers to cross border investing, the shift from pay-as-you-go towards funded pensions, and privatization of state owned companies all contribute to an economic environment which resembles the U.S. of six years ago.

    In Asia, last year's bear market has resulted in good companies trading at bargain prices. We are invested in several world class companies with Asian-based operations but with the majority of their customers in the U.S. and Europe. If our analysis is correct, a substantial portion of these mid-cap companies will become large-cap companies, and the fund will capture both the growth in their profits and the conversion of the mid-cap discount to a large-cap premium.

    We would like to thank all of our new shareholders for their confidence in our analytical team. As a footnote, we share that confidence, having invested a meaningful portion of our own money in the fund. We look forward to an exciting 1999.


/s/ Marcel P. Houtzager
-----------------------
Marcel P. Houtzager
Lead Portfolio Manager

Performance at a Glance

Acorn Foreign Forty
Information

 Ticker Symbol:                         ACFFX
 Minimum
   Initial Investment:                  $1,000
                                        $1,000 for an IRA
 Minimum
   Subsequent Investment:               $100
 Exchange Fee:                          None
 Management Fee*:                       0.95%
 12b-1 Fee:                             None
 Administrative Fee:                    0.05%
 Total Expense Ratio*:                  1.45%

 *Fees and expenses are calculated for the period since the Fund's inception on November 23, 1998 through December 31, 1998. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.45% of its average annual net assets.


Fund Net Assets as of 12/31/98: $15.8 million
---------------------------------------------
    >Acorn Foreign Forty Top 10 Holdings

Atos                                        France          3.8%
Computer Services/
 Transaction Processing

Olivetti                                    Italy           3.5%
Mobile Telecommunications

Unique International                        Netherlands     3.3%
Temporary Employment

Hays                                        United Kingdom  3.3%
Outsourcing Services

SITA                                        France          3.3%
Waste Hauling & Landfills

Natsteel Electronics                        Singapore       3.2%
Electronics Manufacturing Services

NTL                                         United Kingdom  3.2%
Voice, Video & Data Services

Kon. Pakhoed                                Netherlands     3.2%
Logistics

Aguas de Barcelona                          Spain           3.2%
Utility

Global TeleSystems                          Netherlands     3.2%
Telecommunications Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn Foreign Forty Portfolio Diversification
---------------------------------------------
  >as a % of net assets, as of 12/31/98

[PIE CHART APPEARS HERE]

Information                     33.5%
Industrial Goods/Services       20.0%
Consumer Goods/Services         13.0%
Finance                          9.7%
Health Care                      5.7%
Other*                          18.1%

* includes "Cash and other assets less liabilities" of 9.7%


Relative Performance
---------------------------------------------
                                Life of Fund*

Acorn Foreign Forty                     10.0%
EAFE                                     3.9%
SSB Cap Range $2-10B                     4.2%
Lipper Int'l Funds Average               3.1%

*Life of Fund performance for Acorn Foreign Forty is from inception (11/23/98) through 12/31/98. The performance for EAFE, SSB Cap Range $2-10B and the Lipper Int'l Funds Average is calculated from 11/30/98 through 12/31/98. During this time period, the return for Acorn Foreign Forty was 8.5%. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The SSB Cap Range $2-10B is Salomon Smith Barney's two to ten billion U.S. dollar security market capitalization subset of its Broad Market Index. It represents a mid-cap developed market index, excluding the U.S. The Lipper Int'l Funds Average measures the performance of all non-U.S. funds tracked by Lipper, excluding the International Small Cap Funds group. For the month of December 1998, this consisted of 594 funds. All indexes are unmanaged and returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Net Asset Value Per Share 12/31/98: $11.00
------------------------------------------

Acorn USA
    In a Nutshell

[PHOTO OF ROBERT A. MOHN APPEARS HERE]

   Last year stocks bounced around like a loose football. They sprang up through summer, fell in the fall, and rebounded with gusto into the new year. What of the stock market's autumn mini-crash? Turned out it was just a mild hallucination, quickly cured with a dose of interest rate drops administered by the Federal Reserve. For the year, Acorn USA gained 5.8%, better than the Russell 2000 small-cap index (-2.6%), but not even in the same galaxy as the heavenly bodies of the large-cap S&P 500 (+28.6%).

   Wireless was more in 1998. Centennial Cellular nearly doubled in price, earning $5 million for your Fund. Cable TV stocks were strong for the second year running. We owned companies gorging on every piece of the cable pie. United Video Satellite runs on-screen TV guides listing the nature and adventure shows airing on Liberty Media's Discovery Channel carried by Cablevision and Cable Michigan's local cable systems. Each stock gained over 60%, under the watchful eye of our own cable guy, Chuck McQuaid. Technology stocks were tricky last year, but our tech whiz, Laura McKenna, tucked four tech treats into the Fund. Micros, Wonderware, Sykes and Kronos each rose over 40%, for a combined $12 million in profits.

    Our health care stocks spent last year in sick bay. Magellan discovered it was crazy to own psychiatric hospitals on margin. First Health's national PPO revenue flatlined. Lincare, our largest health care holding, had another bang-up year, but as a group, our health stocks hemorrhaged $5 million.

Technology stocks were tricky last year, but our tech whiz tucked four tech treats into the Fund...for a combined $12 million in profits.

    Six of our 58 companies were taken over last year, but that's no reason to rejoice. Two were top 10 holdings taken from us prematurely. Centennial Cellular's revised sellout deal was struck only one month before a bidding war for cellular stocks erupted. Mecklermedia (Internet trade shows and web sites) sold itself out in October, moments before the dawn of Internet stock hysteria. We'd rather still own both of these dearly departed stocks (but that's just sour grapes).

    Today's stock market is afflicted with gigantism. The largest of large-cap stocks trade at freakishly high valuations while small-caps of all shapes get ignored. This is only a fad. Small companies are doing just as well as the giants in earnings growth, but represent much more value. When the crowd overpays for bigness, we get to underpay for wonderful, small-cap, Acorn USA kind of stocks.


/s/ Robert A. Mohn
----------------------
Robert A. Mohn
Lead Portfolio Manager

Performance at a Glance

Acorn USA
Information

 Ticker Symbol:                     AUSAX
 Minimum
   Initial Investment:             $1,000
                                   $1,000 for an IRA
 Minimum
   Subsequent Investment:          $100
 Exchange Fee:                     None
 Management Fee*:                  0.94%
 12b-1 Fee:                        None
 Administrative Fee:               0.05%
 Total Expense Ratio*:             1.20%

 *Fees and expenses are for the fiscal year ended December 31, 1998.


Fund Net Assets as of 12/31/98: $281.0 million
----------------------------------------------
     Acorn USA Top 10 Holdings

CalEnergy                                           8.3%
Power Plants/Competitive Utility

Micros Systems                                      6.1%
Information Systems for Restaurants & Hotels

Lincare Holdings                                    5.1%
Home Health Care Services

National Data                                       3.7%
Credit Card & Health Claims Processor

Centennial Cellular                                 3.7%
Cellular Franchises

Host Marriott Services                              3.4%
Fast Food Kiosks in Airports

Atmos Energy                                        3.2%
Natural Gas Utility

UICI                                                3.0%
Health Insurance

Wackenhut                                           3.0%
Prison Management

Acceptance Insurance                                2.8%
Crop Insurance

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn USA Portfolio Diversification
---------------------------------------
   as a % of net assets, as of 12/31/98

[PIE CHART APPEARS HERE]

Information                     38.0%
Energy/Minerals                 16.5%
Finance                         13.3%
Industrial Goods/Services       11.5%
Health Care                      9.2%
Other*                          11.5%

* includes: "Cash and other assets less liabilities" of 6.7%

Relative Performance
--------------------

                                4th quarter   Last 12 mos.
                                   1998
Acorn USA                          15.2%           5.8%
Russell 2000                       16.3%          -2.6%
Lipper Small-Cap Funds Avg.        19.1%          -0.3%
S&P MidCap 400                     28.2%          19.1%
S&P 500                            21.3%          28.6%

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small-Cap Funds Avg. is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 721 and 638 for the 4th qtr. and 12-mos. periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/98: $14.80
------------------------------------------


The Value of a $10,000 Investment in Acorn USA
----------------------------------------------
   September 4, 1996 through December 31, 1998


[GRAPH APPEARS HERE]

  Average Annual Total Return
        1 Year  Life of Fund
         5.8%       23.5%

Date        Acorn USA ($)   Russell 2000 ($)
----        -------------   ----------------
09/04/96    10,000          10,000
09/30/96    10,720          10,360
12/31/96    11,650          10,899
03/31/97    11,480          10,335
06/30/97    13,320          12,011
09/30/97    15,340          13,798
12/31/97    15,413          13,335
03/31/98    17,401          14,678
06/30/98    17,525          13,993
09/30/98    14,151          11,174
12/31/98    16,305          12,997


This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public), with the Russell 2000 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International
    In a Nutshell



[PHOTO APPEARS HERE]

1998 was a good year for investors, with the exception of three short months in the middle. Skipping the third quarter would have been a good plan viewed in hindsight. During the panic, equities generally got trashed. When calm prevailed again, prices came back to levels justified by low interest rates, and the fourth quarter turned out to be great. Returns for the last three months came in ahead of our benchmark (EMI World ex-U.S.) and our peer group, the Lipper International Small-Cap Funds Index. For 1998 as a whole, we exceeded our benchmark by 3.2% and our Lipper peer group by 5.7% (see table on opposite page).

    Big winners in 1998 consisted of both old friends and new acquaintances. WM Data and Tieto each ran up nearly 140% over the past 12 months, contributing a combined $111 million in gains to the portfolio. In the same computer services sector, Atos and Getronics also made it into the top-ten list. Among the newcomers, Nidec in Japan rose 191%, Talentum in Finland rose 176%, and NTL in the UK posted a 103% gain. Topping our losers list were Powerscreen, in the UK, which failed to screen out accounting fraud at a subsidiary; and Oriflame, whose Russian sales went up in smoke when the ruble devalued.

    In market terms, we made the most money in Finland and Sweden, courtesy of the strength of our largest positions there, with Italy, Switzerland and France following in that order. More interesting is the fact that our Hong Kong and Singapore portfolios were up 15% and 33%, respectively. Of the emerging markets, Greece was the bright spot, with a 71% return on our money there. By contrast, we lost half of our investment in Argentina, and one quarter of it in Mexico and Brazil, mitigated only by having reduced our exposure to Latin America to under 5% at year-end.

Smaller companies are the world's real bargains.

    One of the most striking characteristics of today's investment environment is the preference for large, liquid stocks. Small-cap underperformance is not simply a U.S. phenomenon. Equities with market capitalizations below $1 billion returned 14.3% less than those with capitalizations above $5 billion outside the U.S. last year. This is an improvement on the 27.6% underperformance of 1997, but a poor result nonetheless. While we don't know when the trend will change, we do know that value is on our side. Smaller companies are the world's real bargains. Our core investment philosophy is to buy a) quality companies; with b) managements committed to creating economic value; at c) reasonable prices. European small- and mid-cap companies, where the introduction of the Euro reinforces pressures towards greater efficiency and industry consolidation, look particularly attractive to us. Japanese companies look less so, even though relative market valuations are moving in the right direction, because the incentives to run companies for shareholders are still largely absent. But we are open to changing our minds (and our allocations) if Japan figures it out.

    We have been busy mainly on the buy side since the fall's turbulence. Our cash levels have dropped from 18.2% at September 30th to 12.4% at year-end. We enter 1999 with the confidence gained from having weathered last year's storms in good form. Our team continues to grow in size, experience and expertise. We hope that the conviction we hold in the companies owned by the Fund translates into superior performance for our shareholders over time.

From all of us to all of you, Happy New Year!


/s/ Leah Joy Zell
Leah Joy Zell
Lead Portfolio Manager

Performance at a Glance

               Acorn International
                 Information

 Ticker Symbol:     ACINX
 Minimum
   Initial Investment:     $1,000
                           $1,000 for an IRA
 Minimum
   Subsequent Investment:  $100
 Exchange Fee:             None
 Management Fee*:          0.82%
 12b-1 Fee:                None
 Administrative Fee:       0.05%
 Total Expense Ratio*:     1.12%

 *Fees and expenses are for the fiscal year ended December 31, 1998.


Fund Net Assets as of 12/31/98: $1,725.5 million
Acorn International Top 10 Holdings
WM Data                                             Sweden              4.5%
Computer Services/Consulting

Tieto Corporation                                   Finland             3.9%
Computer Services/Consulting

Atos                                                France              2.5%
Computer Services/Transaction Processing

Serco Group                                         United Kingdom      2.3%
Facilities Management

Rhoen Klinikum                                      Germany             2.1%
Hospital Management

Li and Fung                                         Hong Kong           1.7%
Sourcing of Consumer Goods

Venture Manufacturing                               Singapore           1.7%
Electronic Manufacturing Services

Cie Fin Richemont                                   Switzerland         1.6%
Luxury Goods, Tobacco & Pay TV

Getronics                                           Netherlands         1.6%
Computer Services/Consulting

NTL                                                 United Kingdom      1.5%
Voice, Video & Data Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn International Portfolio Diversification as a % of net assets, as of 12/31/98

    [PIE CHART APPEARS HERE]

Other*                     20.7%
Information                32.2%
Health Care                 5.1%
Finance                     8.8%
Consumer Goods/Services    18.9%
Industrial Goods/Services  14.3%

* includes "Cash and other assets less liabilities" of 12.4%



Relative Performance

                          4th quarter    Last 12 mos.
                                 1998
Acorn International              14.1%          15.4%
EMI (World ex-U.S.)              13.2%          12.2%
IFCI Composite                   18.0%         -22.0%
Lipper Int'l Small-Cap
Funds Index                      10.7%           9.7%

EMI World ex-U.S. is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. The IFCI Composite is the International Finance Corporation's index of 31 emerging markets, which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. The Lipper Int'l Small-Cap Funds Index measures the performance of the 10 largest int'l small-cap funds tracked by Lipper. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/98: $20.82

The Value of a $10,000 Investment in Acorn Int'l
  September 23, 1992 through December 31, 1998

      [GRAPH APPEARS HERE]

      Acorn International
                  $23,305

Date                Acorn Int'l ($)
----                ---------------
1992                10,690
1993                15,940
1994                15,334
1995                16,703
1996                20,133
1997                20,170
1998                23,305

         Average Annual Total Return
    1 Year     5 Years     Life of Fund
    15.4%       7.9%         14.5%

       EMI (World ex-U.S.)
                   $15,641

The following are the returns for the EMI (World Ex-US) Index since Acorn International's inception date:

09/23/92          10,000.00
12/31/92           9,590.49
12/31/93          12,573.13
12/31/94          13,639.59
12/31/95          14,355.04
12/31/96          15,392.73
12/31/97          13,946.49
12/31/98          15,641.12


This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the EMI (World ex-U.S.). The beginning value for EMI is as of 9/30/92. In preceding years, the performance of Acorn Int'l was compared to Morgan Stanley's Europe, Australasia Far East Index
(EAFE), an unmanaged international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The EMI (World ex-U.S.) more closely approximates the composition of Acorn International's portfolio. For the 12-mos. ended 12/31/98, the EMI showed an increase of 12.2% and EAFE showed an increase of 20.0%, compared to Acorn International's total return of 15.4% for the same period. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund
    In a Nutshell

[PHOTO APPEARS HERE]

1998 was an amazing year. The market did great in the first quarter, was boring in the second quarter, panicked in the third quarter, and roared back in the fourth quarter. Unfortunately, one factor was consistent -- small-cap stocks underperformed large-caps each quarter. Acorn Fund was up 6.0% for the year and a fantastic 17.9% for the fourth quarter, beating the small-cap Russell 2000's loss of 2.6% for the year and gain of 16.3% for the quarter. Large-cap comparisons are shown on the opposite page.

    Acorn's longest theme -- owning stocks that benefit from technology improvements and price cuts -- paid off big time in 1998. Our media stocks, which prosper as more channels appear on CATV, were among our biggest winners. Liberty Media jumped 91%, Cablevision 114%, and United Video Satellite 65%. Our contract manufacturing companies, which grow due to increasing unit volumes in technology, also did great. Solectron surged 119%, Jabil 135%, and Sanmina 121%. Computer service companies American Management Systems, Computer Language Research, Wonderware, and Sykes each soared 55% to 70%.

    Another Acorn theme -- owning stocks that profit from increasing leisure spending -- provided shareholders pleasure. Carnival delivered a 75% gain and Harley roared with a 74% return. Acorn Fund's foreign stocks rose 15.6% in 1998. WM Data, Atos, and Getronics, all European computer service companies, calculated 133%, 85%, and 56% gains, respectively. UK telephone/CATV company NTL wired a 110% rise and Italian cellular franchisee Cellular Communications International signaled a 97% gain.

A number of our largest holdings have done so well that they have grown into midcap or large-cap companies.

    Acorn's energy and health care stocks were disappointing in 1998. We trimmed our energy position to a market weighting, selling service companies and buying some producers. We added to selected health care holdings, including Magellan Health Services and First Health Group.

    Fourth quarter standouts include Asian cruise company Star Cruises, which cruised to a 118% gain, transactions processor National Data, which processed a 59% return, and investments processor and marketer SEI Investments, which returned 43%.

    A number of our largest holdings have done so well that they have grown into mid-cap or large-cap companies. We are working to swap funds from some of them into smaller-cap stocks, which now appear to be better values.


/s/ Ralph Wanger                      /s/ Charles P. McQuaid

Ralph Wanger                          Charles P. McQuaid
Lead Portfolio Manager                Co-Portfolio Manager

 Performance at a Glance

       Acorn Fund
------------------------------------------------
                 Information

 Ticker Symbol:                ACRNX
 Minimum
   Initial Investment:         $1,000
                               $1,000 for an IRA
 Minimum
   Subsequent Investment:      $100
 Exchange Fee:                 None
 Management Fee*:              0.69%
 12b-1 Fee:                    None
 Administrative Fee:           0.05%
 Total Expense Ratio*:         0.84%

 *Fees and expenses are for the fiscal year ended December 31, 1998.

Fund Net Assets as of 12/31/98: $3,549.5 million
------------------------------------------------
         Acorn Fund Top 10 Holdings

Liberty Media                               4.5%
CATV & Satellite Dish Programming

Carnival                                    3.6%
Largest Cruise Line

Harley Davidson                             2.9%
Motorcycles & Related Merchandise

Lincare Holdings                            2.8%
Home Health Care Services

National Data                               2.5%
Credit Card & Health Claims Processor

Solectron                                   2.0%
Electronic Manufacturing Services

AES Corporation                             2.0%
Power Plants

HBO & Company                               1.8%
Hospital Computer Services

SEI Investments                             1.7%
Mutual Fund Administration

International Game Technology               1.5%
Slot Machines & Progressive Jackpots

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Fund Portfolio Diversification
------------------------------------------------
      as a % of net assets, as of 12/31/98

            Other*            18.8%

            Information       36.8%

            Energy/Minerals    8.2%

            Health Care        8.4%

            Consumer
            Goods/Services    14.8%

            Finance           13.0%

* includes "Cash and other assets less liabilities" of 6.2%

Relative Performance
------------------------------------------------
                      4th quarter   Last 12 mos.
                             1998

Acorn Fund                  17.9%           6.0%
S&P 500                     21.3%          28.6%
Russell 2000                16.3%          -2.6%
Lipper Small Cap
  Funds Index               18.5%          -0.9%
S&P MidCap 400              28.2%          19.1%

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small Cap Funds Index measures the performance of the 30 largest U.S.
small-cap funds tracked by Lipper. The S&P MidCap
400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500.
All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/98: $16.85
------------------------------------------------


The Value of a $10,000 Investment in Acorn Fund
------------------------------------------------
   June 10, 1970 through December 31, 1998

             [CHART APPEARS HERE]

Acorn Fund Mountain Chart Plot Points

    Average Annual Total Return
    ----------------------------------------
    1 Year  5 Years  10 Years   Life of Fund
    6.0%    12.7%    16.3%      16.6%

                                     Acorn Fund
                                       $807,685

Date              Acorn Funds ($)     S & P ($)
-------           --------------      ---------
1970                 $ 13,587         $ 12,676
1974                   10,691           10,816
1978                   31,777           18,200

1982                   68,208           33,054
1986                  136,843           67,295
1990                  183,674          105,386
1994                  411,750          165,032
1998                  807,685          478,724


                                       S&P 500
                                      $478,724

This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date
Fund shares were first offered to the public), with the S&P 500 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Twenty
    Statement of Investments December 31, 1998


Number of Shares                                       Value (000)
------------------------------------------------------------------

                                              Common Stocks: 94.4%
------------------------------------------------------------------
Information: 39.0%
              Television Programming: 3.4%
     25,000   Liberty Media Group,
                Tele-Communications (b)                     $1,152
              CATV & Satellite Dish Programming

              Telephone Services: 8.9%
    170,000   RCN                                            3,007
              Metro Market: Voice, Video & Data Services

              Mobile Communications: 11.0%
     83,000   Telephone and Data Systems                     3,730
              Cellular & Telephone Franchises

              Business Information/
              Marketing Services: 15.7%
     50,000   Acxiom (b)                                     1,550
              Database Marketing Services
     28,000   H & R Block                                    1,260
              Tax Preparation
     40,000   TCI Ventures (b)                                 943
              Communication Services
     70,000   PRIMEDIA                                         823
              Specialty Magazines & Other Publications
     25,000   ACNielsen (b)                                    706
              Retail Measurement
------------------------------------------------------------------
                                                             5,282
                                                           -------
Information: Total                                          13,171
------------------------------------------------------------------
              Health Care: 12.8%

              Services: 12.8%
     40,000   Lincare Holdings (b)                           1,622
              Home Health Care Services
     91,000   First Health Group (b)                         1,507
              PPO Network
     41,000   HBO & Company                                  1,176
              Hospital Computer Services
                                                             4,305
                                                           -------
Health Care: Total                                           4,305

------------------------------------------------------------------
Consumer Goods/Services: 12.1%

              Cruise Lines: 5.2.%
     47,000   Royal Caribbean Cruises                       $1,739
              Cruises to Caribbean & Alaska
              Leisure Vehicles: 3.4%
     24,000   Harley-Davidson                                1,137
              Motorcycles & Related Merchandise

              Manufacturers: 3.5%
     54,000   Jones Apparel (b)                              1,191
              Women's Apparel
                                                           -------
Consumer Goods/Services: Total                               4,067

------------------------------------------------------------------
Finance: 17.4%

              Finance Companies: 5.6%
     135,000  Americredit (b)                                1,865
              Auto Lending

              Insurance: 5.0%
     10,000   Progressive                                    1,694
              Auto Insurance

              Banks: 6.8%
     28,000   Republic NY                                    1,276
              Private & Retail Banking
     51,000   Peoples Heritage Financial                     1,020
              New England Bank
------------------------------------------------------------------
                                                             2,296
                                                            ------
     Finance: Total                                          5,855
------------------------------------------------------------------
Industrial Goods/Services: 5.6%

              Logistics: 5.6%
     45,000   Expeditors International of Washington         1,890
              International Freight Forwarder
                                                            ------
Industrial Goods/Services: Total                             1,890



Principal Amount or
Number of Shares                                   Value (000)
--------------------------------------------------------------

--------------------------------------------------------------
Energy/Minerals: 7.5%



            Independent Power: 7.5%
   28,000   AES Corporation (b)                        $ 1,326
            Power Plants
   35,000   CalEnergy (b)                                1,214
            Power Plants/Competitive Utility
--------------------------------------------------------------
                                                         2,540
                                                       -------
Energy/Minerals: Total                                   2,540

                                                       -------
Total Common Stocks: 94.4%                              31,828
           (Cost: $29,296)

Short-Term Obligations: 2.9%
    $ 994   State Street Bank
            Repurchase Agreement                           994
            2.0% Maturing 1/4/99;
            12/31/98 Agreement
            Collateralized by U.S. Treasury Bonds
--------------------------------------------------------------
            (Cost: $994)                                   994
                                                       -------
Total Investments: 97.3%                                32,822
            (Cost: $30,290)
                                                       -------
Cash and Other Assets Less Liabilities: 2.7%               902
                                                       -------
Total Net Assets: 100%                                 $33,724
==============================================================



>Notes to Statement of Investments
(a) At December 31, 1998, for federal income tax purposes cost of investments was $30,290,000 and net unrealized appreciation was $2,532,000, consisting of gross unrealized appreciation of $2,805,000 and gross unrealized depreciation of $273,000.
(b)  Non-income producing security.

Acorn Foreign Forty
     Statement of Investments December 31, 1998



Number of Shares                          Value (000)
------------------------------------------------------------------
                                 Common Stocks: 90.3%
------------------------------------------------------------------
Europe: 71.5%

                 Germany: 1.3%

    2,000        Rhoen Klinikum                               $199
                 Hospital Management

                 Denmark: 2.1%

    5,000        ISS International System                      325
                 Cleaning Services

                 Finland: 2.8%

    7,500        Helsinki Telephone                            449
                 Telecommunications Operator

                 Sweden: 0.9%

    4,000        Autoliv                                       149
                 Seatbelts & Airbags

                 France: 7.1%

    2,500        Atos (b)                                      598
                 Computer Services/Transaction Processing

    2,000        SITA                                          524
                 Waste Hauling & Landfills
------------------------------------------------------------------
                                                             1,122

                 United Kingdom: 23.1%

    60,000       Hays                                          527
                 Outsourcing Services

     9,000       NTL (b)                                       508
                 Voice, Video & Data Services

   150,000       Smith & Nephew                                467
                 Medical Equipment

    30,000       Bodycote                                      415
                 Materials Technology & Metal Processing

    45,000       Logica                                        391
                 Computer Software & Services

    60,000       Airtours                                      383
                 Markets & Operates Packaged Tour Vacations

    20,000       Serco Group (b)                               383
                 Facilities Management

    35,000       Sema Group                                    344
                 Computer Software & Services

    10,000       Energis (b)                                   224
                 Telecommunications Services
------------------------------------------------------------------
                                                             3,642

                 Switzerland: 5.6%

       350       Cie Fin Richemont                             495
                 Luxury Goods, Tobacco & Pay TV

       250       Pargesa Holdings                              395
                 Industrial & Media Conglomerate
------------------------------------------------------------------
                                                               890
                 Italy: 7.4%

   160,000       Olivetti (b)                                  558
                 Mobile Telecommunications

    42,000       Editoriale L'Espresso                         369
                 Newspapers & Magazines

    30,000       Autogrill                                     242
                 Tollway Restaurants
------------------------------------------------------------------
                                                             1,169



     7,500       Aguas de Barcelona                        $   503
                 Utility

    12,000       Mapfre Vida                                   452
                 Life Insurance & Mutual Funds
------------------------------------------------------------------
                                                               955

                 Netherlands: 15.1%

    23,000       Unique International                          527
                 Temporary Employment

    20,000       Kon. Pakhoed                                  505
                 Logistics

     9,000       Global TeleSystems (b)                        502
                 Telecommunications Services

    13,000       Hunter Douglas                                431
                 Decorative Window Coverings

     4,543       ASR Verzekeringsgroep                         412
                 Insurance
------------------------------------------------------------------
                                                             2,377
                                                            ------
Europe: Total                                               11,277
------------------------------------------------------------------
Asia: 11.6%

                 Hong Kong: 0.1%

     7,000       Li and Fung                                    14
                 Sourcing of Consumer Goods

                 Japan: 8.3%
       100       NTT Data                                      497
                 Computer Services/Data Communications

     2,500       Nintendo                                      243
                 Video Games

    10,000       Terumo                                        236
                 Health Care Supplies

     2,000       Softbank                                      120
                 Software/Network Services

     1,500       Takefuji                                      110
                 Unsecured Loans

     4,500       NuSkin Enterprises (b)                        106
                 Cosmetics Sold Door-to-Door
------------------------------------------------------------------
                                                             1,312

                 Singapore: 3.2%

   200,000       Natsteel Electronics                          509
                 Electronic Manufacturing Services
                                                             -----
Asia: Total                                                  1,835

------------------------------------------------------------------
Other Countries: 7.2%

                 Canada: 5.8%

    19,000       Celestica (b)                                 468
                 Electronic Manufacturing Services

    20,000       Canadian Natural Resources (b)                299
                 Oil & Gas Producer

     7,000       Power Financial                               155
                 Financial Services Holding Company
------------------------------------------------------------------
                                                               922

                 Israel: 0.6%

     5,000       Amdocs (b)                                     86
                 Telecommunications Billing
                   & Customer Care Software



See accompanying notes to financial statements




Principal Amount or
Number of Shares                                         Value (000)
--------------------------------------------------------------------
              South Africa: 0.8%
     16,000  Comparex Holdings                               $  130
             Computer Networking & Systems Integration       ------
Other: Total                                                  1,138
Total Common Stocks: 90.3%                                   14,250
             (Cost: $13,084)

Short-Term Obligations: 10.8%
    $ 1,709  State Street Bank
             Repurchase Agreement                             1,709
             3.25% Maturing 1/4/99;
             12/31/98 Agreement
             Collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------
             (Cost: $1,709)                                   1,709

Total Investments: 101.1%                                   $15,959
             (Cost: $14,793)
                                                            -------
Cash and Other Assets Less Liabilities: (1.1%)                 (174)
                                                            -------
Total Net Assets: 100%                                      $15,785
-------------------------------------------------------------------


Notes to Statement of Investments
(a) At December 31, 1998, for federal income tax purposes cost of investments was $14,812,000 and net unrealized appreciation was $1,147,000, consisting of gross unrealized appreciation of $1,289,000 and gross unrealized depreciation of $142,000.
(b)  Non-income producing security.


             Portfolio Diversification

At December 31, 1998, Acorn Foreign Forty's portfolio of investments as a percent of net assets was diversified as follows:



                                 Value (000)   Percent
 -----------------------------------------------------
 Information
Computer Services                  $ 1,960      12.5%
Telephone Services                   1,175       7.5
Mobile Communications                  558       3.5
Contract Manufacturing                 509       3.2
CATV                                   508       3.2
Publishing                             489       3.1
Business Software                       86       0.5
------------------------------------------------------
                                     5,285      33.5
 Health Care
Hospital/Laboratory Supplies           467       3.0
Medical Equipment                      236       1.5
Hospital Management                    199       1.2
------------------------------------------------------
                                       902       5.7

 Consumer Goods/Services
Durable Goods                          580       3.7
Entertainment                          495       3.1
Travel                                 383       2.4
Consumer Software                      243       1.5
Restaurants                            242       1.5
Nondurables                            106       0.8
------------------------------------------------------
                                     2,049      13.0

 Finance
Insurance                            1,019       6.5
Closed-End Funds                       395       2.5
Savings & Loan                         110       0.7
------------------------------------------------------
                                     1,524       9.7

 Industrial Goods/Services
Outsourcing Services               $ 1,776      11.3%
Industrial Services                    505       3.2
Electrical Components                  468       3.0
Industrial Materials                   415       2.5
------------------------------------------------------
                                     3,164      20.0

 Energy/Minerals
Oil/Gas Producers                      299       1.9

 Other Industries
Waste Management                       524       3.3
Regulated Utilities                    503       3.2
------------------------------------------------------
                                     1,027       6.5

Total Common Stocks:                14,250      90.3

Short-Term Obligations:              1,709      10.8
------------------------------------------------------
Total Investments:                  15,959     101.1

Cash and Other Assets less
Liabilities:                          (174)     (1.1)
------------------------------------------------------
Net Assets:                        $15,785     100.0%


Acorn USA
    Major Portfolio Changes in the Fourth Quarter


                                   Number of Shares
                                  ------------------
                                  9/30/98   12/31/98
Additions
----------------------------------------------------
    Information
Aspect Telecommunications         146,100    377,100
Aztec Technology Partners         243,000    531,300
Information Management                  0     22,000
JDA Software                            0    214,000
Micros Systems                    391,500    518,500
National Data                     182,100    214,300
Sykes Enterprises                 196,300    258,500
Systems & Computer Technology           0    210,400
----------------------------------------------------
    Health Care
CuraGen                                 0     49,100
First Health Group                152,000    352,000
Lincare Holdings                  275,200    352,200
----------------------------------------------------
    Consumer Goods/Services
First Years                             0      2,500
Host Marriott Services            842,100    930,600
----------------------------------------------------
    Finance
Americredit                             0    135,000
Markel                                  0     13,800
----------------------------------------------------
    Industrial Goods/Services
Compass International Services     83,000    243,000
Wackenhut, Cl. B                  349,500    382,200
----------------------------------------------------
    Energy/Minerals
CalEnergy                         573,400    674,400
Tesoro Petroleum                  439,300    483,800

Sales
----------------------------------------------------
    Information
Cable Michigan                     35,100          0
Mecklermedia                      378,800          0
Mettler Toledo                     93,000     56,000
Startec Global Communications     124,400          0
Thermoquest                       102,300          0
United Video Satellite Group      312,000    288,000
----------------------------------------------------
    Finance
AmerUs Life Holdings              210,500    184,500
Washington Mutual                 149,500     94,400
  (includes effect of 1.68 for 1 share
    merger with H.F. Ahmanson)

----------------------------------------------------
    Industrial Goods/Services
Trailer Bridge                     51,000          0
----------------------------------------------------
    Energy/Minerals
J Ray McDermott                    52,400     37,900


Acorn USA
     Statement of Investments December 31, 1998

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                                                        Common Stocks: 93.3%
----------------------------------------------------------------------------
Information: 38.0%
                Broadcasting: 2.2%
     209,100    Data Transmission Network (b)                       $  6,038
                Data Services for Farmers

                Television Programming: 4.2%
     288,000    United Video Satellite Group (b)                       6,804
                CATV & Satellite Dish Programming
     106,000    Liberty Media Group,
                Tele-Communications (b)                                4,883
                CATV & Satellite Dish Programming
----------------------------------------------------------------------------
                                                                      11,687
                Telephone Services: 3.3%
     402,700    RCN (b)                                                7,123
                Metro Market: Voice, Video & Data Services
      65,500    Commonwealth Telephone (b)                             2,194
                Rural Market: Local, Long Distance
                & Internet Access
----------------------------------------------------------------------------
                                                                       9,317
                Mobile Communications: 4.7%
     254,000    Centennial Cellular (b)                               10,414
                Cellular Franchises
     121,800    COMARCO (b)                                            2,923
                Wireless Network Testing
----------------------------------------------------------------------------
                                                                      13,337
                Telecommunications Equipment: 2.3%
     377,100    Aspect Telecommunications (b)                          6,505
                Call Center Equipment

                Gaming Equipment: 1.3%
     146,000    International Game Technology                          3,550
                Slot Machines & Progressive Jackpots

                Computer Services: 3.5%
     258,500    Sykes Enterprises (b)                                  7,884
                Call Center Services
     531,300    Aztec Technology Partners (b)                          1,926
                Technology Staffing Services
----------------------------------------------------------------------------
                                                                       9,810
                Consumer Software: 0.4%
     111,900    Activision (b)                                         1,245
                Entertainment Software

                Business Software: 1.8%
     210,400    Systems & Computer Technology (b)                      2,893
                Enterprise Software & Services
     214,000    JDA Software (b)                                       2,073
                Applications Software & Services for Retailers
      22,000    Information Management (b)                               129
                Call Center Software
----------------------------------------------------------------------------
                                                                       5,095


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Transaction Processors: 3.7%
     214,300    National Data                                       $ 10,434
                Credit Card & Health Claims Processor
                Instrumentation: 0.6%
      56,000    Mettler Toledo (b)                                     1,571
                Laboratory Products

                Business Information/
                Marketing Services: 1.6%
     408,100    IntelliQuest Information (b)                           2,755
                Technology/Market Research
     240,500    Info USA, Cl. B (b)                                    1,263
     107,000    Info USA, Cl. A                                          522
                Business Data for Sales Leads
----------------------------------------------------------------------------
                                                                       4,540
                Computer Hardware/
                Related Equipment: 8.4%
     518,500    Micros Systems (b)                                    17,046
                Information Systems for Restaurants & Hotels
     147,100    Kronos (b)                                             6,518
                Time Accounting Software & Clocks
----------------------------------------------------------------------------
                                                                      23,564
                                                                    --------
Information: Total                                                   106,693

----------------------------------------------------------------------------
Health Care: 9.2%
                Biotechnology/Drug Delivery: 0.5%
      78,000    Synaptic Pharmaceuticals (b)                           1,170
                Receptor Targeted Drug Design
      49,100    CuraGen (b)                                              347
                Genomics
----------------------------------------------------------------------------
                                                                       1,517
                Services: 8.7%
     352,200    Lincare Holdings (b)                                  14,286
                Home Health Care Services
     352,000    First Health (b)                                       5,830
                PPO Network
     520,000    Magellan Health Services (b)                           4,355
                Mental Health Services
----------------------------------------------------------------------------
                                                                      24,471
                                                                    --------
Health Care: Total                                                    25,988

----------------------------------------------------------------------------
Consumer Goods/Services: 3.6%
                Retail: 3.4%
     930,600    Host Marriott Services (b)                             9,655
                Fast Food Kiosks in Airports
                Nondurables: 0.0%
       2,500    First Years                                               39
                Infant & Toddler Products
                Food: 0.2%
      84,700    Fresh Foods (b)                                          402
                Prepared Foods
                                                                    --------
Consumer Goods/Services: Total                                        10,096


See accompanying notes to financial statements

Acorn USA
     Statement of Investments

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Finance: 13.3%
                Savings & Loans: 1.7%
      94,400    Washington Mutual                                   $  3,605
                West Coast Savings & Loan
     156,500    Coast Contingency Rights (b)                           1,037
                Litigation Claim Against US Government
----------------------------------------------------------------------------
                                                                       4,642
                Finance Companies: 2.0%
     590,000    World Acceptance (b)                                   3,835
                Personal Loans
     135,000    Americredit (b)                                        1,865
                Auto Lending
----------------------------------------------------------------------------
                                                                       5,700
                Money Management: 0.4%
      52,800    Pioneer Group                                          1,043
                Equity Mutual Funds

                Insurance: 9.2%
     342,700    UICI (b)                                               8,396
                Health Insurance
     392,100    Acceptance Insurance (b)                               7,940
                Crop Insurance
     184,500    AmerUs Life Holdings                                   4,128
                Annuities/Life Insurance
      93,000    Leucadia National                                      2,929
                Insurance Holding Company
      13,800    Markel (b)                                             2,498
                Specialty Insurance
----------------------------------------------------------------------------
                                                                      25,891
                                                                    --------
Finance: Total                                                        37,276

----------------------------------------------------------------------------
Industrial Goods/Services: 11.5%
                Steel: 0.9%
      97,300    Schnitzer Steel                                        1,399
                Scrap Steel Processor
     119,000    Atchison Casting (b)                                   1,101
                Steel Foundries
----------------------------------------------------------------------------
                                                                       2,500
                Industrial Distribution: 0.5%
      70,000    Vallen (b)                                             1,400
                Safety Products Distribution

                Machinery: 0.8%
     221,200    Farr Company (b)                                       2,239
                Filters

                Specialty Chemicals: 1.6%
     225,600    Lilly Industries, Cl. A                                4,498
                Industrial Coatings


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Other Industrial Services: 7.7%
     382,200    Wackenhut, Cl. B                                    $  8,384
                Prison Management
     346,000    Hub Group (b)                                          6,704
                Truck & Rail Freight Forwarder
     334,500    Insurance Auto Auctions (b)                            3,972
                Auto Salvage Services
     243,000    Compass International Services (b)                     2,582
                Collection Agencies
----------------------------------------------------------------------------
                                                                      21,642
                                                                    --------
Industrial Goods/Services: Total                                      32,279

----------------------------------------------------------------------------
Energy/Minerals: 16.5%
                Independent Power: 8.3%
     674,400    CalEnergy (b)                                         23,393
                Power Plants/Competitive Utility

                Oil/Gas Producers: 2.1%
     483,800    Tesoro Petroleum (b)                                   5,866
                Oil Refinery/Gas Reserves

                Distribution/Marketing/Refining: 5.1%
     283,000    Atmos Energy                                           9,127
                Natural Gas Utility
      92,300    Equitable Resources                                    2,688
                Natural Gas Utility & Producer
     228,400    Dynegy                                                 2,498
                Natural Gas Processing & Marketing
----------------------------------------------------------------------------
                                                                      14,313
                Oil Services: 1.0%
     179,000    GeoScience (b)                                         1,958
                Offshore Seismic Equipment Company
      37,900    J Ray McDermott (b)                                      926
                Offshore Construction Company
----------------------------------------------------------------------------
                                                                       2,884
                                                                    --------
Energy/Minerals: Total                                                46,456

----------------------------------------------------------------------------
Real Estate: 1.2%
      85,400    Forest City Enterprises Cl. A                          2,242
                Shopping Centers
      39,100    Gaylord Entertainment (b)                              1,178
                Opryland Hotel & Other Assets
----------------------------------------------------------------------------
                                                                       3,420
                                                                    --------
Real Estate: Total                                                     3,420

See accompanying notes to financial statements

Principal Amount                                                 Value (000)
----------------------------------------------------------------------------

                                                                    --------
Total Common Stocks: 93.3%                                          $262,208
                (Cost: $245,467)

Short-Term Obligations: 7.0%
                Yield 4.90%-6.11%
                Due 1/4-1/6/99
      $8,132    American General                                       8,126
      $6,454    General Motors Acceptance                              6,451
      $5,003    General Electric Capital                               5,000
----------------------------------------------------------------------------
                (Amortized Cost: $19,577)                             19,577
                                                                    --------
Total Investments: 100.3%                                            281,785
                Cost: $265,044)
                                                                    --------
Cash and Other Assets Less Liabilities: (0.3%)                          (834)
                                                                    --------
Total Net Assets: 100%                                              $280,951
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Notes to Statement of Investments
(a) At December 31, 1998, for federal income tax purposes cost of investments was $265,251,000 and net unrealized appreciation was $16,534,000, consisting of gross unrealized appreciation of $48,630,000 and gross unrealized depreciation of $32,096,000.
(b)  Non-income producing security.

Acorn International
     Major Portfolio Changes in the Fourth Quarter

                                                        Number of Shares
                                                     ----------------------
                                                       9/30/98    12/31/98
Additions
--------------------------------------------------------------------------
        Europe

 Denmark
Carli Gry                                                    0     100,000

 Finland
Helsinki Telephone                                           0      85,000

 Sweden
Esselte, Series A                                      309,400     400,000
Mandator                                                     0      50,000
Semcon                                                       0      35,400

 France
SITA                                                    35,000      45,000

 United Kingdom
Airtours                                                     0     600,000
Atkins                                               1,100,000   1,350,000
Bodycote                                                     0     450,000
Energis                                                      0      50,000
HALMA                                                3,400,000   4,000,000
Hays                                                         0     350,000
 (includes effect of 100% stock bonus)
Logica                                                  75,000     575,000
 (includes effect of 5 for 1 stock split)
Ocean Group                                                  0     225,000
 (includes effect of 9 for 10 reverse stock split)
Parity                                                 200,000     500,000
Premier Oil                                                  0  10,000,000
Sema Group                                                   0     401,908
Smith & Nephew                                               0     500,000
Taylor Nelson                                                0   3,500,000

 Switzerland
Cie Fin Richemont                                       19,000      20,000

 Italy
Aeroporti di Roma                                    1,000,000   1,400,000
Autogrill                                            2,750,000   2,900,000
Banca Fideuram                                       2,725,000   3,000,000

 Spain/Portugal
Aguas de Barcelona                                       5,000      79,500
Mapfre Vida                                            335,000     370,000
Jeronimo Martins (Portugal)                                  0      13,800

 Netherlands
ASR Verzekeringsgroep                                  130,000     145,000
Global TeleSystems                                           0      40,000
Kon. Pakhoed                                                 0     150,000

 Hungary
Gedeon Richter                                               0      30,000
Matav                                                        0     750,000



                                                        Number of Shares
                                                     ----------------------
                                                       9/30/98    12/31/98
Additions
--------------------------------------------------------------------------
        Asia

 Hong Kong
TVB                                                           0  1,500,000
Varitronix International                              8,585,000  9,250,000

 Japan
Bellsystem 24                                                 0     10,000
NTT Data                                                      0      1,000
NuSkin Enterprises                                            0    132,000
Orix                                                          0    100,000
Secom                                                         0     54,000
Terumo                                                        0    120,000

 Singapore
Datacraft Asia                                        4,400,000  9,999,964
(includes effect of 100% stock bonus)
Natsteel Electronics                                  5,875,000  6,500,000
--------------------------------------------------------------------------
    Latin America
 Brazil
Itau Banco                                                    0  8,000,000
--------------------------------------------------------------------------
    Other Countries

 Australia
AAPT                                                  3,070,000  4,000,000
Mayne Nickless                                                0  1,250,000

 Canada
Canadian Natural Resources                                    0    400,000
Celestica                                               510,000    600,000
Northstar Energy                                              0     82,250
Penn West Petroleum                                           0    300,000

 Israel
Galileo Technology                                            0     90,000

 South Africa
Dimension Data                                                0  2,000,000

 United States
AES Corporation                                         128,000    300,000

                                               Number of Shares
                                              --------------------
                                              9/30/98   12/31/98
Sales
------------------------------------------------------------------
        Europe
 Germany
IVG Holdings                                     89,000          0

 Finland
Tieto Corporation                             2,195,000  1,500,000

 Sweden
Atle                                            525,000    315,000
Autoliv                                         367,000    295,000
Bure Investment                                 700,000    475,000
Getinge Industrier                              970,000    760,000
Icon Medialab                                    73,400          0
WM Data Nordic                                2,000,000  1,800,000

 France
Virbac                                           24,000      6,600

 United Kingdom
Coca-Cola Beverages                           2,200,000          0
Capita Group                                  2,000,000  1,800,000
Dorling Kindersley                              190,000          0
Dialog Corporation                            1,600,000    350,000
Powerscreen International                       490,000          0
Professional Staff                              190,000          0
Seton Scholl Healthcare Group                 1,500,000  1,000,000
Vosper Thornycroft Holdings                     400,000    270,500

 Switzerland
Phoenix Mecano                                   36,000     34,000

 Italy
Banca Popolare Di Bergamo                       450,000    250,000
Saes Getters                                    135,000          0

 Portugal
Estoril Sol                                     133,500          0

 Netherlands
DOCdata                                         290,000    175,000
Kempen                                          375,000    300,000

                                                  Number of Shares
                                               ----------------------
                                                 9/30/98   12/31/98
Sales
---------------------------------------------------------------------
        Asia
 Hong Kong
Vanda Systems                                 10,310,000            0
 Japan
Hokuto                                           390,000      108,000
People                                           204,000            0
Meitec                                           390,000            0
Fuji Software ABC                                250,000      200,000
 Indonesia
Mustika Ratu                                   2,126,000            0
 Philippines
Philippine Savings                               215,000            0

    Latin America
 Brazil
Cemig Pfd.                                   220,000,000  160,000,000
 Argentina
Siderca                                        1,600,000            0
IRSA GDS                                         500,000      407,124
(includes effect of 1.78% stock dividend)

    Other Countries
 Australia/New Zealand
PetSec Energy                                    800,000            0
Sky City (New Zealand)                           873,000            0

 Israel
Orbotech                                         100,000            0

 South Africa
Energy Africa                                    500,000            0



Acorn International
    Statement of Investments December 31, 1998

  Number of Shares                                                  Value (000)
-------------------------------------------------------------------------------
                                                        Common Stocks and Other
                                                  Equity-Like Securities: 87.6%
-------------------------------------------------------------------------------
Europe: 60.8%
                  Germany/Austria: 4.1%
     200,000      Rhoen Klinikum Pfd.                                   $20,412
     160,000      Rhoen Klinikum                                         15,898
                  Hospital Management
     473,000      United International Holdings
                  (Austria) (b)                                           9,105
                  Cable Television for Austria & Other Countries
     200,000      Merck KGA                                               9,006
                  Pharmaceuticals
     165,000      Flughafen Wien (Austria)                                8,100
                  Vienna Airport Authority
      18,500      Cewe Color Holding                                      3,277
                  Photographic Developing & Printing
     200,000      Berzelius Umwelt                                        3,122
                  Industrial Waste Recycling
      60,000      Boewe Systec                                            2,450
                  Envelope Stuffing Machines
-------------------------------------------------------------------------------
                                                                         71,370
                  Denmark: 0.9%
     100,000      Carli Gry                                               6,033
                  Casual Clothing
      50,000      Vest Wood                                               4,007
                  Furniture Company
      45,000      ISS International System                                2,927
                  Cleaning Services
      44,000      Kompan International (c)                                2,143
                  Playground Equipment
-------------------------------------------------------------------------------
                                                                         15,110
                  Finland: 7.0%
   1,500,000      Tieto Corporation                                      67,247
                  Computer Services/Consulting
   1,200,000      Talentum (c)                                           20,145
                  Trade Journals & Multimedia
     480,000      Fiskars, Series A                                       9,764
                  Scissors & Gardening Tools
     750,000      Elcoteq Network (c)                                     8,147
                  Electronic Manufacturing Services
     135,000      KCI Konecranes International                            6,132
                  Cranes & Maintenance
      85,000      Helsinki Telephone                                      5,087
                  Telecommunications Operator
     100,000      Spar Finland (c)                                        4,345
                  Grocery/Convenience Stores
-------------------------------------------------------------------------------
                                                                        120,867
                  Norway: 0.0%
     500,000      Atex Media Solutions (b)                                  722
                  Print Media Software
-------------------------------------------------------------------------------
                  Sweden: 6.8%
   1,800,000      WM Data Nordic                                         76,834
                  Computer Services/Consulting
     760,000      Getinge Industrier                                     11,439
                  Sterilization & Disinfection Equipment
     295,000      Autoliv                                                10,970
                  Seatbelts & Airbags
     475,000      Bure Investment                                         6,739
                  Health Care Services & Investments
     400,000      Esselte, Series A                                       6,415
                  Office Supplies & Related Equipment
     315,000      Atle                                                    4,080
                  Investment Company
      50,000      Mandator                                                  392
                  Computer Services/Consulting
      35,400      Semcon                                                    293
                  Technical Consultant
-------------------------------------------------------------------------------
                                                                        117,162
                  France: 5.1%
     180,000      Atos (b)                                               43,049
                  Computer Services/Transaction Processing
      45,000      SITA                                                   11,801
                  Waste Hauling & Landfills
      62,000      NRJ                                                    11,099
                  Radio Network
      60,000      Fininfo                                                10,633
                  Data Feeds for French Banks & Brokers
      95,000      Spir Communications                                     5,672
                  Regional Newspapers
      15,000      Penauille Polyservice                                   4,189
                  Industrial Cleaning
      38,000      Assystem                                                  875
                  Nuclear Energy Consulting
       6,600      Virbac                                                    508
                  Veterinary Medicine
-------------------------------------------------------------------------------
                                                                         87,826

See accompanying notes to financial statements


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                    United Kingdom/Ireland: 14.5%
      2,045,000     Serco Group                                      $39,179
                    Facilities Management
        467,000     NTL (b)                                           26,356
                    Voice, Video & Data Services
     13,000,000     Electronics Boutique                              17,466
                    Videogame/Computer Software Stores
      1,800,000     Capita Group                                      16,636
                    Outsourcing Services
      1,000,000     Seton Scholl Healthcare Group                     13,934
                    Pharmaceuticals
        510,000     Euro Money Publications                           11,880
                    Financial Publications
      1,350,000     Atkins                                            11,174
                    Outsourcing Services
      1,700,000     Rotork                                            10,890
                    Valve Actuators for Oil & Water Pipelines
      4,000,000     HALMA                                              8,153
                    Fire Detection Devices
        650,000     AEA Technology                                     7,922
                    Lithium Batteries/Nuclear Energy Consulting
      1,500,000     N. Brown Group                                     7,262
                    Mail Order Clothing in Large Sizes
      2,000,000     Shanks & McEwan                                    7,005
                    Landfills & Waste Incinerators
        450,000     Bodycote                                           6,233
                    Materials Technology & Metal Processing
        325,000     Saville Systems ADR (Ireland) (b)                  6,175
                    Telecommunications Billing
                    & Customer Care Software
      2,000,000     Oriflame International                             5,707
                    Cosmetics Sold Door-to-Door
      4,400,000     City Centre Restaurants                            5,234
                    Fast Food Restaurants
        575,000     Logica                                             4,999
                    Computer Software & Services
        500,000     Parity                                             4,763
                    Computer Software, IT Staffing & Services
      3,500,000     Taylor Nelson                                      4,426
                    Market Research Services
        401,908     Sema Group (b)                                     3,952
                    Computer Software & Services
        600,000     Airtours                                           3,833
                    Markets & Operates Packaged Tour Vacations
      1,100,000     Hogg Robinson                                      3,779
                    Corporate Travel Management
        270,500     Vosper Thornycroft Holdings                        3,459
                    Naval Shipbuilding
        766,000     Edinburgh Fund Managers                            3,154
                    Investment Management
        350,000     Hays                                               3,072
                    Outsourcing Services
        700,000     Fairey Group                                       2,987
                    Electronic Products
        225,000     Ocean Group (b)                                    2,836
        250,000     Ocean Group, Cl. B (b)                               266
                    Logistics
     10,000,000     Premier Oil (b)                                    2,620
                    Oil & Gas Producer
        250,000     ITNET (b)                                          1,965
                    IT Outsourcing Services
        500,000     Smith & Nephew                                     1,556
                    Medical Equipment
         50,000     Energis (b)                                        1,119
                    Telecommunications Services
        350,000     Dialog Corporation (b)                               338
                    Online Business Information
----------------------------------------------------------------------------
                                                                     250,330

                    Switzerland: 5.9%
         20,000     Cie Fin Richemont                                 28,278
                    Luxury Goods, Tobacco & Pay TV
         34,000     Phoenix Mecano                                    20,422
                    Electrical Components Manufacturer
         60,000     Selecta Group                                     16,600
                    Vending Machines
         13,000     Hero                                               8,897
                    Packaged Foods
         15,000     Bon Appetit                                        8,179
                    Cash & Carry Stores/Specialty Restaurants
          4,500     Sarasin & Cie Bank                                 7,994
                    Private Banking
         18,000     Societe Generale d'Affichage                       7,024
                    Billboard Advertising
          3,200     Pargesa Holdings                                   5,056
                    Industrial & Media Conglomerate
----------------------------------------------------------------------------
                                                                     102,450

                    Italy/Greece: 8.4%
      2,900,000     Autogrill                                         23,356
                    Tollway Restaurants
      3,000,000     Banca Fideuram                                    21,477
                    Life Insurance & Mutual Funds
      2,000,000     Editoriale L'Espresso                             17,587
                    Newspapers & Magazines
        700,000     Banco Pop Commercia e Industria                   14,073
                    Regional Bank
      1,400,000     Aeroporti di Roma                                 12,226
                    Airport Management
        600,000     Gewiss                                            12,226
                    Electrical Plugs & Switches
      1,160,000     Attica Enterprises (Greece)                       10,397
                    Ferry Line
      1,400,000     Mediolanum                                        10,401
                    Life Insurance & Mutual Funds
        400,000     Industrie Natuzzi ADR                              9,950
                    Leather Couches
        250,000     Hellenic Bottling (Greece)                         7,717
                    Coca-Cola Bottler
        250,000     Banca Popolare Di Bergamo                          6,080
                    Regional Bank
----------------------------------------------------------------------------
                                                                     145,490

                    Spain/Portugal: 2.4%
        370,000     Mapfre Vida                                       13,944
                    Life Insurance & Mutual Funds
        600,000     Prosegur                                           7,008
                    Security Guards
        250,000     Cortefiel                                          6,599
                    Apparel Retailer

Acorn International
    Statement of Investments

Principal Amount or
Number of Shares                                                   Value (000)
------------------------------------------------------------------------------
      79,750          Aguas de Barcelona                            $    5,347
                      Utility
     150,000          Sol Melia                                          5,240
                      Hotel Management
     118,200          Filmes Lusomundo (Portugal) (b)                    1,482
                      Newspapers, Radio, Video, Film Distribution
      13,800          Jeronimo Martins (Portugal)                          755
                      Food
------------------------------------------------------------------------------
                                                                        40,375
                      Netherlands: 5.1%
     560,000          Getronics                                         27,751
                      Computer Services/Consulting
     300,000          Kempen                                            15,954
                      Stock Brokerage/Investment Management
     145,000          ASR Verzekeringsgroep                             13,135
                      Insurance
     300,000          Hunter Douglas                                     9,943
                      Decorative Window Coverings
     370,000          Wegener Arcade NV                                  6,723
                      Newspaper
     900,000          Scala Business Solutions GIC Units (b)(c)          5,837
      50,000          Scala Business Solutions (b)                         453
      95,775          Scala Business Solutions
                       Warrants 3/31/99 (b)                                 11
      95,775          Scala Business Solutions
                       Warrants 3/31/01 (b)                                  7
                      Enterprise Software for Small-to-Medium
                       Sized Companies
     150,000          Kon. Pakhoed                                       3,789
                      Logistics
      40,000          Global TeleSystems (b)                             2,230
                      Telecommunications Services
     175,000          DOCdata (b)                                        1,790
                      Audio CD & CD-ROM Replication
------------------------------------------------------------------------------
                                                                        87,623
                      Hungary: 0.6%
     750,000          Matav (b)                                          4,288
                      Telecommunications Operator
     100,000          Pick Szeged                                        4,250
                      Salami Producer
      30,000          Gedeon Richter                                     1,278
                      Pharmaceuticals
------------------------------------------------------------------------------
                                                                         9,816
                                                                     ---------
Europe: Total                                                        1,049,141

------------------------------------------------------------------------------
Asia: 14.2%
                      Hong Kong: 2.9%
  14,327,000          Li and Fung                                       29,681
                      Sourcing of Consumer Goods
   9,250,000          Varitronix International                          17,312
                      LCD Manufacturer
   1,500,000          TVB                                                3,872
                      Television Broadcasting
------------------------------------------------------------------------------
                                                                        50,865
                      India: 0.3%
      80,000          Housing Development Finance                        4,101
                      Mortgage Lender
   2,000,000          Centurion Quantum Growth (b)                         332
                      Closed-End Fund
------------------------------------------------------------------------------
                                                                         4,433
                      Japan: 5.0%
     125,000          Nidec                                             15,326
                      Spindle Motor Manufacturer
     130,000          Nintendo                                          12,620
                      Video Games
      76,500          Ryohin Keikaku                                    10,207
                      Designer & Retailer of Muji Brand
                       Specialty Consumer Goods
     200,000          Fuji Software ABC                                 10,195
                      Computer Services/Consulting
     100,000          Orix                                               7,482
                      Finance Leasing
     255,000          Noritsu Koki                                       5,539
                      Photo Processing Lab Manufacturer
       1,000          NTT Data                                           4,973
                      Computer Services/Consulting
      54,000          Secom                                              4,481
                      Security Services
     270,000          Shinki                                             3,327
                      Corporate & Consumer Lending
     132,000          NuSkin Enterprises (b)                             3,118
                      Cosmetics Sold Door-to-Door
     120,000          Terumo                                             2,830
                      Medical Supplies
     108,000          Hokuto                                             2,633
                      Mushroom Grower
      10,000          Bellsystem 24                                      2,234
                      Telemarketing
     207,000          Arrk Corporation                                   1,101
                      Industrial Modeling
------------------------------------------------------------------------------
                                                                        86,066
                      Taiwan: 0.2%
   1,249,616          Chroma Ate (b)                                     3,316
                      Measuring Instruments

                      Malaysia: 0.1%
   1,595,000          Malaysian Oxygen                                   2,115
                      Industrial Gases

                      Philippines: 0.8%
  $8,750,000          Int'l Container Terminal Services
                       Cv. 1.75% 3/13/04                                 6,650
  79,260,000          Int'l Container Terminal Services (b)              6,622
                      Container Handling Terminals & Port Management
------------------------------------------------------------------------------
                                                                        13,272
                      Singapore: 4.9%
   7,500,000          Venture Manufacturing                             28,636
                      Electronic Manufacturing Services
   9,500,000          Star Cruises (b)                                  20,045
                      Cruise Line

See accompanying notes to financial statements

Principal Amount or
Number of Shares                                                   Value (000)
------------------------------------------------------------------------------
   9,999,964          Datacraft Asia                                $   17,700
                      Network Systems Integration
   6,500,000          Natsteel Electronics                              16,545
                      Electronic Manufacturing Services
  16,900,000          Genting International (b)                          1,775
                      Investment Holding
------------------------------------------------------------------------------
                                                                        84,701
                                                                       -------
Asia: Total                                                            244,768

------------------------------------------------------------------------------
Latin America: 4.5%
                      Mexico: 2.6%
   7,000,000          Grupo Industrial Bimbo                            13,448
                      Bread, Baked Goods & Snacks
   3,500,000          Kimberly Clark de Mexico                          11,148
                      Paper Products
   3,600,000          Corp Interamericana
                       de Entretenimiento (b)                            9,828
                      Special Events & Live Entertainment
   8,940,000          Nadro, Series L                                    5,695
                      Pharmaceutical Distributor
   2,300,000          Grupo Continental                                  5,570
                      Beverages
------------------------------------------------------------------------------
                                                                        45,689
                      Brazil: 0.7%
     470,000          Elevadores Atlas                                   5,057
                      Elevator Installation & Maintenance
   8,000,000          Itau Banco                                         3,906
                      Commercial Banking Services
 160,000,000          Cemig Pfd.                                         3,046
                      Electric Utility
------------------------------------------------------------------------------
                                                                        12,009
                      Argentina: 0.7%
     407,124          IRSA GDS                                          11,323
                      Real Estate Management & Development

                      Peru: 0.3%
   6,500,000          Enrique Ferreyros                                  5,870
                      Heavy Machinery Dealer

                      Panama: 0.2%
     150,000          Banco Latinoamericano
                       de Exportaciones                                  2,494
                      Trade Financing
                                                                        ------
Latin America: Total                                                    77,385

------------------------------------------------------------------------------
Other Countries: 8.1%

                      Australia: 1.7%
   4,000,000          AAPT (b)                                          10,305
                      Telecommunications Services
   6,500,000          Tyndall Australia                                  9,968
                      Money Management & Insurance
   1,250,000          Mayne Nickless (b)                                 4,639
                      Logistics & Hospital Management
   2,500,000          Anaconda Nickel (b)                                3,834
                      Nickel Mining
------------------------------------------------------------------------------
                                                                        28,746
                      Canada: 3.2%
     600,000          Celestica (b)                                     14,766
                      Electronic Manufacturing Services
     400,000          Power Financial                                    8,854
                      Financial Services Holding Company
   1,000,000          Shaw Industries                                    8,138
                      Oil Field Services
     400,000          Canadian Natural Resources (b)                     5,990
                      Oil & Gas Producer
     580,000          LGS Group (b)                                      4,342
                      Computer Systems Integration
   4,000,000          Dundee Realty (b)                                  3,776
                      Real Estate
     300,000          Penn West Petroleum (b)                            3,223
                      Oil & Gas Producer
     800,000          Bracknell (b)                                      2,917
                      Electrical Contractor & Facilities Management
      82,250          Northstar Energy (b)                               2,356
                      Oil & Gas Producer
------------------------------------------------------------------------------
                                                                        54,362
                      Israel: 0.5%
     350,000          Blue Square Israel ADR                             3,631
                      Supermarkets & Department Stores
     165,000          Amdocs (b)                                         2,826
                      Telecommunications Billing/Customer Care Software
      90,000          Galileo Technology (b)                             2,430
                      Communications Semiconductors
------------------------------------------------------------------------------
                                                                         8,887
                      South Africa: 0.9%
   2,000,000          Dimension Data (b)                                 8,499
                      Computer Services/Consulting
   1,000,000          Comparex Holdings                                  8,125
                      Computer Networking & Systems Integration
------------------------------------------------------------------------------
                                                                        16,624
                      Russia: 0.0%
  $1,500,000          Khanty Mansiysk 10% Notes (b)                        750
         279          Khanty Mansiysk (b)                                   63
                      Oil Production in Russia
------------------------------------------------------------------------------
                                                                           813
                      United States: 1.8%
     350,000          Carnival                                          16,800
                      Largest Cruise Line
     300,000          AES Corporation (b)                               14,212
                      Power Plants
------------------------------------------------------------------------------
                                                                        31,012
                                                                       -------
Other: Total                                                           140,444

Acorn International
    Statement of Investments

Principal Amount                               Value (000)
----------------------------------------------------------
Total Common Stocks and Other                   ----------
 Equity-Like Securities: 87.6%                  $1,511,738
           (Cost: $981,572)
Short-Term Obligations: 12.5%
           Yield 4.85%--6.05%
           Due 1/4--1/13/99
  $54,485  General Motors Acceptance                54,416
  $37,270  Ford Motor Credit                        37,233
  $29,613  Commercial Credit                        29,600
  $26,815  Xerox Credit                             26,773
  $26,225  Cigna                                    26,208
  $25,450  General Electric Capital                 25,420
  $16,063  GTE                                      16,037
----------------------------------------------------------
           (Amortized Cost: $215,687)              215,687
                                                ----------
Total Investments: 100.1%                        1,727,425
           (Cost: $1,197,259)
                                                ----------
Cash and Other Assets Less Liabilities: (0.1%)      (1,928)
                                                ----------
Total Net Assets: 100%                          $1,725,497
==========================================================

--------------------------------------------------------------------------------
Notes to Statement of Investments

(a) At December 31, 1998, for federal income tax purposes cost of investments was $1,199,172,000 and net unrealized appreciation was $528,253,000 consisting of gross unrealized appreciation of $625,913,000 and gross unrealized depreciation of $97,660,000.

(b) Non-income producing security.

(c) On December 31, 1998, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Kompan International (Denmark). . . . . . . 9.36%
Spar Finland (Finland). . . . . . . . . . . 8.80%
Talentum (Finland). . . . . . . . . . . . . 7.35%
Elcoteq Network (Finland) . . . . . . . . . 5.89%
Scala Business Solutions (Netherlands). . . 5.68%

The aggregate cost and value of investments in these companies at December 31, 1998, was $37,542,000 and $40,616,000 respectively. The market value of these securities represents 2.35% of the total net assets at December 31, 1998. During the year ended December 31, 1998, the cost of purchases in affiliated companies was $12,901,000. There were no sales of these companies for the year ended December 31, 1998. Net dividends received from these companies amounted to $288,000.

See accompanying notes to financial statements

Acorn International
    Portfolio Diversification

At December 31, 1998, Acorn International's portfolio of investments as a percent of net assets was diversified as follows:

                                 Value (000)  Percent
-----------------------------------------------------
Information
Computer Services                 $284,504      16.6%
Publishing                          63,489       3.7
Contract Manufacturing              46,971       2.7
CATV                                35,461       2.1
Telephone Services                  25,263       1.5
Business Software                   20,794       1.2
Computer Hardware                   15,326       0.9
Instrumentation                     14,456       0.8
Marketing                           14,254       0.8
Radio                               11,099       0.6
Business Information                10,971       0.6
Advertising                          7,024       0.4
Broadcasting                         3,872       0.2
Semiconductors                       2,430       0.1
-----------------------------------------------------
                                   555,914      32.2
Health Care
Hospital Management                 36,310       2.1
Pharmaceuticals                     24,726       1.4
Hospital/Laboratory Supplies        12,995       0.8
Services                            11,378       0.7
Medical Equipment                    2,830       0.1
-----------------------------------------------------
                                    88,239       5.1
Consumer Goods/Services
Retail                              51,953       3.0
Food                                37,407       2.2
Consumer Services                   31,367       1.8
Nondurables                         29,737       1.7
Travel                              29,432       1.7
Restaurants                         28,590       1.7
Entertainment                       28,278       1.6
Durable Goods                       20,913       1.2
Cruise Lines                        16,800       1.0
Furniture & Textiles                13,957       0.8
Beverages                           13,287       0.8
Consumer Software                   12,620       0.7
Consumer Goods Distribution         10,040       0.6
Leisure Products                     2,143       0.1
-----------------------------------------------------
                                   326,524      18.9
Finance
Money Management                    45,000       2.6
Insurance                           35,933       2.1
Banks                               34,547       2.0
Brokerage                           15,954       0.9
Finance Companies                   14,910       0.9
Closed-End Funds                     5,388       0.3
-----------------------------------------------------
                                   151,732       8.8
Industrial Goods/Services
Outsourcing Services               102,669       6.0
Electrical Components               72,873       4.2
Machinery Processing                34,340       2.0
Industrial Services                 21,927       1.3
Industrial Materials                 6,233       0.3
Conglomerates                        4,080       0.2
Logistics                            2,836       0.2
Specialty Chemicals                  2,115       0.1
-----------------------------------------------------
                                   247,073      14.3
Energy/Minerals
Oil/Gas Producers                   21,417       1.2
Independent Power                   14,212       0.9
Oil Services                         8,138       0.5
Non-Ferrous Metals                   3,834       0.2
-----------------------------------------------------
                                    47,601       2.8
Other Industries
Transportation                      43,995       2.5
Waste Management                    21,928       1.3
Real Estate                         20,339       1.2
Regulated Utilities                  8,393       0.5
-----------------------------------------------------
                                    94,655       5.5
Total Common Stocks and
Other Equity-Like Securities:    1,511,738      87.6
                                -----------    ------

Short-Term Obligations:            215,687      12.5
                                -----------    ------
Total Investments:               1,727,425     100.1

Cash and Other Assets less
 Liabilities:                        (1,928)     (0.1)
                                -----------    ------
Net Assets:                     $1,725,497     100.0%
-----------------------------------------------------


See accompanying notes to financial statements.

Acorn Fund
    Major Portfolio Changes in the Fourth Quarter


                                                                  Number of Shares
                                                                --------------------
                                                                  9/30/98   12/31/98
Additions
------------------------------------------------------------------------------------
         Information
Aspect Telecommunications                                         714,000    864,000
Commonwealth Telephone                                            374,000    454,000
Cumulus Media                                                           0    150,000
Getty Images                                                      500,000    860,000
Information Management                                                  0     68,000
JDA Software                                                            0    400,000
Micros Systems                                                    786,000    886,000
National Data                                                   1,702,000  1,808,000
Playboy Enterprises                                                     0     30,000
PRIMEDIA                                                                0    705,000
RCN                                                             1,298,000  1,584,000
Smart Modular Technology                                                0     52,000
Softbank (Japan)                                                        0     86,200
Systems & Computer Technology                                     660,000    950,000
Telephone & Data Systems                                          500,000    577,000
True North Communications                                               0    200,000
------------------------------------------------------------------------------------
         Health Care
CuraGen                                                                 0    124,000
First Health Group                                              1,752,000  1,952,000
NPS Pharmaceuticals                                                     0    148,000
------------------------------------------------------------------------------------
         Consumer Goods/Services
Anchor Gaming                                                           0     86,000
First Years                                                             0    139,000
Jones Apparel                                                           0    500,000
------------------------------------------------------------------------------------
          Finance
Americredit                                                       935,000  2,070,000
     (includes effect of a 2 for 1 stock split)
Capital Trust                                                     886,000  1,375,000
Creditrust                                                              0    165,000
DVI Health Services                                               340,000    448,000
Phoenix Investment Partners                                     1,777,000  2,112,000
Pioneer Group                                                     819,000    974,000
Protective Life                                                   200,000    400,000
------------------------------------------------------------------------------------
          Industrial Goods/Services
Advanced Lighting Technologies                                          0    122,000
Airnet Systems                                                    500,000    600,000
Expeditors Int'l of Washington                                    950,000  1,000,000
Labor Ready                                                       850,000  1,070,000
Symex                                                                   0    445,000
Wackenhut, Cl. B                                                1,081,000  1,236,000
------------------------------------------------------------------------------------
          Energy/Minerals
Atwood Oceanics                                                   398,000    525,000
Canadian Natural Gas (Canada)                                           0    400,000
Devon Energy                                                      300,000    650,000
     (exchanged from Northstar Energy on a .235 for 1 basis)
Dynegy                                                            700,000    800,000
Enron Oil & Gas                                                   816,000  1,220,000
------------------------------------------------------------------------------------
         Other Industries
IRSA (Argentina)                                                  320,000    407,124
     (includes effect of a 1.781% stock bonus)
Security Capital European Realty                                  690,625    770,312


                                                  Number of Shares
                                                 ------------------
                                                 9/30/98   12/31/98
Sales
-------------------------------------------------------------------
     Information
American Power Conversion                        398,000    200,000
Cable Michigan                                   140,000          0
Cablevision Systems                              800,000    600,000
Choicepoint                                      478,000    270,000
Comparex Holdings (South Africa)                 407,000    200,000
  (formerly known as Persetel Q Data)
Compuware                                        300,000          0
Harte Hanks Communications                       200,000    100,000
IFR Systems                                      250,000          0
Itron                                            280,000          0
Jabil Circuit                                    470,000    370,000
Keane                                            120,000          0
Kent Electronics                                 550,000    400,000
Kronos                                           650,000    575,000
Larscom                                          577,000          0
Macrovision                                      280,000    150,000
Mecklermedia                                     305,000          0
Mettler Toledo                                   810,000    672,000
Richardson Electronics                           100,000          0
Richey Electronics                               450,000    250,000
Sanmina                                          435,000    250,000
SkyTel Communications                            865,000    700,000
Solectron                                        900,000    770,000
  (includes effect of .45 for 1 share
  merger with Altron)
Thermo Instrument Systems                        885,000    705,000
WM Data Nordic (Sweden)                        1,110,000  1,000,000

-------------------------------------------------------------------
     Health Care
Ethical Holdings ADR
  (United Kingdom)                             1,107,000          0
  (includes effect of 1 for 10 reverse split)
Getinge Industrier (Sweden)                      630,000    495,000
Hillenbrand Industries                           273,000    253,000
Innovasive Devices                               470,000          0
Magellan Health Services                       1,410,000  1,110,000
Respironics                                      798,000    718,000
Sybron International                             644,000    544,000

-------------------------------------------------------------------
     Consumer Goods/Services
Au Bon Pain                                      634,000    400,000
Autoliv (Sweden)                                 320,000    256,000
Barnes & Noble                                    72,000     10,000
Borders Group                                  1,750,000  1,550,000
Carnival                                       2,690,000  2,650,000
Coca-Cola Beverages
  (United Kingdom)                             1,000,000          0
Fred Meyer Holdings                              771,000    599,000
Newell                                           120,000          0
Oriflame (United Kingdom)                        700,000          0
Sky City (New Zealand)                           434,000          0
Unifi                                            867,000    600,000

-------------------------------------------------------------------
     Finance
AmerUs Life Holdings                             460,000    200,000
Imperial Thrift & Loan                           275,000          0
SEI Investments                                  618,000    604,000
UICI                                           1,000,000    815,000
Washington Mutual                                 66,000    664,000
  (includes effect of 1.68 for 1 share
  merger with H.F.Ahmanson)

-------------------------------------------------------------------
     Industrial Goods/Services
Applied Industrial Technologies                  365,000    140,000
Applied Power                                    196,000          0
Baldor Electric                                  980,000    882,000
H B Fuller                                       295,000          0
Metal Management                                 400,000          0
Powerscreen International
  (United Kingdom)                               340,000          0
Siderca (Argentina)                            1,200,000          0
Spectra Physics Lasers                           273,000          0
Thermo Electron                                  750,000    650,000
Trailer Bridge                                   421,000          0

-------------------------------------------------------------------
     Energy/Minerals
AES Corporation                                1,803,000  1,464,000
KN Energy                                        340,000    240,000
Northstar Energy (Canada)                      1,000,000          0
  (exchanged for Devon Energy on a .235 for 1 basis)
PetSec Energy (Australia)                        490,000          0
PetSec Energy ADR (Australia)                    125,000          0
Pride International                              840,000          0
Seagull Energy                                   700,000          0
Weatherford International                        500,000    300,000

-------------------------------------------------------------------
     Other Industries
First Industrial Realty Trust                    485,000    200,000
LaSalle Hotel Properties                       1,025,000    699,000
Security Capital Group                           101,000          0

Acorn Fund
                  Statement of Investments December 31, 1998


Principal Amount or
Number of Shares                                                Value (000)
---------------------------------------------------------------------------

                                                    Common Stocks and Other
                                              Equity-Like Securities: 93.8%
---------------------------------------------------------------------------
Information: 32.3%
                  Media
                  Broadcasting: 1.5%
     819,000      Data Transmission Network (b)(c)                 $ 23,649
                  Data Services for Farmers
     500,000      Young Broadcasting (b)                             20,938
                  Television Stations
     567,000      Granite Broadcasting (b)(c)                         3,402
                  Television Stations
      85,000      Univision Communications (b)                        3,076
                  TV Network & Stations
     150,000      Cumulus Media (b)                                   2,494
                  Radio Stations
---------------------------------------------------------------------------
                                                                     53,559
                  Cable Television: 1.1%
     600,000      Cablevision Systems (b)                            30,112
     100,000      Cablevision Systems, Pfd. (b)                       7,538
                  Cable TV
---------------------------------------------------------------------------
                                                                     37,650
                  Television Programming: 5.4%
   3,500,000      Liberty Media Group,
                  Tele-Communications (b)                           161,219
                  CATV & Satellite Dish Programming
   1,000,000      United Video Satellite Group (b)                   23,625
                  CATV & Satellite Dish Programming
     150,000      Macrovision (b)                                     6,338
                  Copyright Protection for Video Tapes & DVDs
      30,000      Playboy Enterprises (b)                               628
                  CATV & Satellite Dish Programming
---------------------------------------------------------------------------
                                                                    191,810
                  Telecommunications
                  Telephone Services: 1.3%
   1,584,000      RCN (b)                                            28,017
                  Metro Market: Voice, Video & Data Services
     454,000      Commonwealth Telephone (b)                         15,209
                  Rural Market:  Local, Long Distance
                  & Internet Access
     140,000      Startec Global Communications (b)                   1,348
                  International Telecommunications
---------------------------------------------------------------------------
                                                                     44,574
                  Mobile Communications: 1.9%
     577,000      Telephone & Data Systems                           25,929
                  Cellular & Telephone Franchises
     450,000      Centennial Cellular (b)                            18,450
                  Cellular Franchises
     700,000      SkyTel Communications (b)                          15,488
                  Nationwide Paging
     355,000      COMARCO (b)(c)                                      8,520
                  Wireless Network Testing
---------------------------------------------------------------------------
                                                                     68,387

                  Telecommunications Equipment: 0.4%
     864,000      Aspect Telecommunications (b)                      14,904
                  Call Center Equipment
                  Computer Related Hardware
                  Computer Hardware/
                  Related Systems: 1.8%
     886,000      Micros Systems (b)(c)                              29,127
                  Information System for Restaurants & Hotels
     575,000      Kronos (b)(c)                                      25,480
                  Time Accounting Software & Clocks
     200,000      American Power Conversion (b)                       9,687
                  Uninterruptable Power Systems
---------------------------------------------------------------------------
                                                                     64,294
                  Semiconductors/
                  Related Equipment: 0.3%
     350,000      Oak Industries (b)                                 12,250
                  Communications Components
                  Gaming Equipment: 1.7%
   2,262,000      International Game Technology                      54,995
                  Slot Machines & Progressive Jackpots
      86,000      Anchor Gaming (b)                                   4,848
                  Slot Machines & Colorado Casino
     380,000      Acres Gaming (b)                                      926
                  Manufacturer of Casino Systems
---------------------------------------------------------------------------
                                                                     60,769
                  Contract Manufacturing: 3.3%
     770,000      Solectron (b)                                      71,562
                  Electronic Manufacturing Services
     370,000      Jabil Circuit (b)                                  27,611
                  Electronic Manufacturing Services
     250,000      Sanmina (b)                                        15,625
                  Backplanes & Electronic Manufacturing Services
      52,000      Smart Modular Technology (b)                        1,443
                  Memory Module Manufacturing Services
---------------------------------------------------------------------------
                                                                    116,241
                  Instrumentation: 1.5%
     672,000      Mettler Toledo (b)                                 18,858
                  Laboratory Products
     705,000      Thermo Instrument Systems (b)                      10,619
                  Scientific & Industrial Instruments
     613,000      Thermoquest (b)                                     7,931
  $1,500,000      Thermoquest, 5% Note Due 8/15/00                    1,500
                  Mass Spectrometry & Chromatography
  $5,000,000      Thermo Optek, 5% Note Due 10/15/00                  4,850
     265,000      Thermo Optek (b)                                    2,302
                  Elemental & Molecular Spectroscopy
     200,000      Thermo Bio Analysis (b)                             2,650
                  Biochemical Instruments
     232,000      Metrika Systems (b)                                 2,001
                  Gamma Ray Instrumentation
     266,122      Onix Systems (b)                                    1,696
                  Field Measurement & Sensor Equipment
---------------------------------------------------------------------------
                                                                     52,407



See accompanying notes to financial statements

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Business Software: 1.0%
     950,000        Systems & Computer Technology (b)                    $13,063
                    Enterprise Software & Services
     228,800        Sterling Commerce (b)                                 10,296
                    Electronic Commerce Software & Services
     266,000        National Instruments (b)                               9,077
                    Virtual Instruments
     400,000        JDA Software (b)                                       3,875
                    Applications Software & Services for Retailers
      68,000        Information Management (b)                               400
                    Call Center Software
--------------------------------------------------------------------------------
                                                                          36,711
                    Consumer Software: 0.8%
     350,000        Electronic Arts (b)                                   19,644
                    Entertainment Software
  $6,500,000        Activision, 6.75% Note Due 1/1/05                      5,590
     445,000        Activision (b)                                         4,951
                    Entertainment Software
--------------------------------------------------------------------------------
                                                                          30,185
                    Computer Services: 2.6%
     750,000        Sykes Enterprises (b)                                 22,875
                    Call Center Services
     590,000        Computer Task Group                                   16,004
                    Application Development & Maintenance Services
     500,000        RCM Technologies (b)                                  13,250
                    Technology Staffing Services
     231,000        BISYS (b)                                             11,925
                    Processing for Banks
     608,000        BRC Holdings (b)                                      11,400
                    Technology Outsourcing for Local Governments
     535,000        Analysts International                                10,299
                    Technology Staffing Services
   1,033,000        Aztec Technology Partners (b)                          3,745
                    Application Development & Maintenance Services
     360,000        Dunn Computer (b)                                      1,485
                    Custom Computer Systems for Government
--------------------------------------------------------------------------------
                                                                          90,983
                    Software/Services
                    Business Information/
                    Marketing Services/Publishing: 4.2%
   1,278,000        ACNielsen (b)                                         36,103
                    Retail Measurement
     910,000        World Color Press (b)                                 27,698
                    Web-Offset Printing
     270,000        Choicepoint (b)                                       17,415
                    Fraud Protection Information
     860,000        Getty Images (b)                                      14,781
                    Photographs for Publications & Electronic Media
     350,000        Acxiom (b)                                            10,850
                    Database Marketing Services
     705,000        PRIMEDIA                                               8,284
                    Specialty Magazines & Other Publications
     470,000        Information Holdings (b)                               7,403
                    Scientific & Medical Books/Journals
     400,000        CMP Media (b)(c)                                     $ 7,300
                    Technology Trade Press
     200,000        True North Communications                              5,375
                    Advertising Agencies
   1,400,000        InfoUSA, Cl. A (b)                                     6,825
   1,000,000        InfoUSA, Cl. B (b)                                     5,250
                    Business Data for Sales Leads
     100,000        Harte Hanks Communications                             2,850
                    Direct Marketing Services
--------------------------------------------------------------------------------
                                                                         150,134
                    Internet: 0.2%
       2,683        Bigfoot International (b)(c)                           4,024
                    Internet Direct Marketing
     342,855        GIGA (b)                                               1,563
      29,714        GIGA Warrants (b)                                          6
                    Data on Information Technology
--------------------------------------------------------------------------------
                                                                           5,593
                    Electronics Distribution: 0.5%
     990,000        Pioneer-Standard Electronics                           9,281
                    Component & Computer Distribution
     400,000        Kent Electronics (b)                                   5,100
                    Component Distribution & Contract Assembly
     250,000        Richey Electronics (b)                                 2,578
                    Component Distribution & Contract Assembly
--------------------------------------------------------------------------------
                                                                          16,959
                    Transaction Processors: 2.8%
   1,808,000        National Data (c)                                     88,027
                    Credit Card & Health Claims Processor
     300,000        Concord EFS (b)                                       12,712
                    Credit Card Processor
--------------------------------------------------------------------------------
                                                                         100,739
                                                                       ---------
Information: Total                                                     1,148,149

--------------------------------------------------------------------------------
Health Care: 8.2%
                    Biotechnology/Drug Delivery: 1.0%
     450,000        Inhale Therapeutic Systems (b)                        14,850
                    Pulmonary Drug Delivery
     680,000        Synaptic Pharmaceuticals (b)(c)                       10,200
                    Receptor Targeted Drug Design
   1,508,000        Corvas International (b)(c)                            4,241
                    Rational Drug Design
     915,000        Microcide Pharmaceuticals (b)(c)                       3,546
                    Antibiotics
     148,000        NPS Pharmaceuticals (b)                                1,138
                    Small Molecule Drugs
     124,000        CuraGen (b)                                              876
                    Genomics
--------------------------------------------------------------------------------
                                                                          34,851
                    Medical Equipment: 0.6%
     718,000        Respironics (b)                                       14,382
                    Sleep Apnea Products
     307,000        Affymetrix (b)                                         7,483
                    Diagnostic Development
--------------------------------------------------------------------------------
                                                                          21,865

Acorn Fund
     Statement of Investments


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Hospital/Laboratory Supplies: 0.8%
     544,000    Sybron International (b)                            $ 14,790
                Laboratory Supplies
     253,000    Hillenbrand Industries                                14,389
                Hospital Beds & Coffins
----------------------------------------------------------------------------
                                                                      29,179
                Services: 5.8%
   2,470,000    Lincare Holdings (b)                                 100,189
                Home Health Care Services
   2,177,000    HBO & Company                                         62,453
                Hospital Computer Services
   1,952,000    First Health Group (b)                                32,330
                PPO Network
   1,110,000    Magellan Health Services (b)                           9,296
                Mental Health Services
      43,000    Spectrum Health Solutions (b)                             11
                Workman's Compensation
----------------------------------------------------------------------------
                                                                     204,279
                                                                    --------
Health Care: Total                                                   290,174
----------------------------------------------------------------------------
Consumer Goods/Services: 11.3%
                Goods

                Leisure Vehicles: 3.3%
   2,200,000    Harley-Davidson                                      104,225
                Motorcycles & Related Merchandise
     480,000    Thor Industries                                       12,240
                Mobile Homes & RVs
----------------------------------------------------------------------------
                                                                     116,465
                Nondurables: 0.1%
     139,000    First Years                                            2,198
                Infant & Toddler Products

                Manufacturers: 0.9%
     600,000    Unifi                                                 11,738
                Polyester & Nylon Fabrics
     500,000    Jones Apparel (b)                                     11,031
                Women's Apparel
     340,000    St. John Knits                                         8,840
                Upscale Knitware
----------------------------------------------------------------------------
                                                                      31,609
                Services
                Retail: 2.5%
   1,550,000    Borders Group (b)                                     38,653
                Bookstores
     599,000    Fred Meyer Holdings (b)                               36,090
                Supermarkets in the West
     911,000    Host Marriott Services (b)                             9,452
                Fast Food Kiosks in Airports
     400,000    Au Bon Pain (b)                                        2,700
                Bakery & Deli Restaurants
      10,000    Barnes & Noble (b)                                       425
                Bookstores
----------------------------------------------------------------------------
                                                                      87,320
                Consumer Services: 0.3%
     770,000    Protection One                                      $  6,593
                Security Alarm Monitoring
     236,000    Bally Total Fitness (b)                                5,870
                Fitness Centers
----------------------------------------------------------------------------
                                                                      12,463
                Casinos: 0.3%
     420,000    Hollywood Park (b)                                     3,491
                Race Track & Casino
     535,000    Monarch Casino & Resort (b)(c)                         2,809
                Casino/Hotel in Reno
     155,000    Rio Hotel & Casino (b)                                 2,461
                Hotel & Casino in Las Vegas
     250,000    Grand Casinos (b)                                      2,016
                Casino/Hotel in Biloxi
  $6,250,000    Grand Palais Casino
                14% Note Due 2/25/98 (b)                                 313
                New Orleans Casino
----------------------------------------------------------------------------
                                                                      11,090
                Cruise Lines: 3.9%
   2,650,000    Carnival                                             127,200
                Largest Cruise Line
     240,000    Royal Caribbean Cruises                                8,880
                Cruises to Caribbean & Alaska
     410,000    Royal Olympic Cruise (b)                               1,384
                Cruises in Mediterranean
----------------------------------------------------------------------------
                                                                     137,464
                                                                    --------
Consumer Goods/Services: Total                                       398,609

----------------------------------------------------------------------------
Finance: 12.1%
                Banks: 1.1%
     695,000    TCF Financial                                         16,810
                Great Lakes Bank
     570,000    Texas Regional Bancshares                             14,286
                Tex Mex Bank
     170,000    CNB Bancshares                                         7,926
                Indiana Bank
      70,000    Peoples Heritage Financial                             1,400
                New England Bank
----------------------------------------------------------------------------
                                                                      40,422
                Savings & Loans: 2.8%
   1,554,000    Peoples Bank Bridgeport                               42,929
                Connecticut Savings & Loan
     664,000    Washington Mutual                                     25,357
                West Coast Savings & Loan
     738,000    Washington Federal                                    19,695
                Washington State Savings & Loan
     538,000    Commonwealth Bancorp                                   8,373
                Philadelphia Savings & Loan
     554,000    Coast Contingency Rights (b)                           3,670
                Litigation Claims Against US Government
----------------------------------------------------------------------------
                                                                     100,024


See accompanying notes to financial statements

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Insurance: 3.2%
     815,000    UICI (b)                                            $ 19,968
                Health Insurance
     723,000    Baldwin & Lyons, Cl. B                                17,894
                Trucking Insurance
     511,000    Leucadia National                                     16,097
                Insurance Holding Company
     400,000    Protective Life                                       15,925
                Life/Dental Insurance
     687,000    Foremost                                              14,427
                Mobile Home & RV Insurance
     612,000    Acceptance Insurance (b)                              12,393
                Crop Insurance
     351,000    United Fire & Casualty                                11,802
                Property & Casualty
     200,000    AmerUs Life Holdings                                   4,475
                Annuities/Life Insurance
----------------------------------------------------------------------------
                                                                     112,981
                Money Management: 3.3%
     604,000    SEI Investments                                       60,023
                Mutual Fund Administration
     974,000    Pioneer Group                                         19,237
                Equity Mutual Funds
   2,112,000    Phoenix Investment Partners                           17,820
                Mutual Fund & Pension Manager
   1,063,000    Baker Fentress                                        16,277
                Closed-End Investment Company
      80,000    Affiliated Managers Group (b)                          2,390
                Mutual Fund & Pension Manager
----------------------------------------------------------------------------
                                                                     115,747
                Finance Companies: 1.7%
   2,070,000    Americredit (b)                                       28,592
                Auto Lending
   1,820,000    World Acceptance (b)(c)                               11,830
                Personal Loans
   1,375,000    Capital Trust (b)                                      8,250
                Whole Mortgage Loans
     448,000    DVI Health Services (b)                                8,120
                Leases for Big Medical Equipment
     165,000    Creditrust (b)                                         4,207
                Collection Agency
----------------------------------------------------------------------------
                                                                      60,999
                                                                    --------
Finance: Total                                                       430,173

----------------------------------------------------------------------------
Industrial Goods/Services: 7.8%
                Steel: 1.3%
     806,000    Gibraltar Steel (b)(c)                                18,336
                Steel Processing
   1,295,000    Worthington Industries                                16,188
                Steel Processing
     345,000    A M Castle                                             5,175
                Steel Distribution
     420,000    Atchison Casting (b)(c)                                3,885
                Steel Foundries
     140,000    Schnitzer Steel                                        2,013
                Scrap Steel Processor
----------------------------------------------------------------------------
                                                                      45,597
                Machinery: 0.9%
     882,000    Baldor Electric                                       17,860
                Electric Motors
     585,000    Clarcor                                               11,700
                Filters
     140,000    Applied Industrial Technologies                        1,942
                Industrial Components Distribution
----------------------------------------------------------------------------
                                                                      31,502
                Conglomerates: 0.3%
     650,000    Thermo Electron (b)                                   11,009
                Instrumentation, Biomedical & Industrial Products
                Specialty Chemicals: 1.0%
   1,000,000    Lilly Industries, Cl. A                               19,938
                Industrial Coatings
     610,000    Cambrex                                               14,640
                Pharmaceutical & Other Specialty Chemicals
     445,000    Symex (b)                                              2,003
                Combinatorial Materials
----------------------------------------------------------------------------
                                                                      36,581
                Electrical Components
                Industrial Materials: 0.0%
     100,000    Brunswick Technologies (b)                               637
                Fiberglass Fabric for Composites

                Outsourcing Services & Training: 0.8%
   1,070,000    Labor Ready (b)                                       21,066
                Temporary Manual Labor
     438,000    GP Strategies (b)                                      6,570
                Training Programs
     500,000    International Total Services (b)(c)                    2,500
                Aviation Services
----------------------------------------------------------------------------
                                                                      30,136
                Logistics: 2.2%
   1,000,000    Expeditors Int'l of Washington                        42,000
                International Freight Forwarder
     759,000    Hub Group (b)                                         14,706
                Truck & Rail Freight Forwarder
     435,000    C H Robinson                                          11,283
                Truck Freight Forwarder
     600,000    Airnet Systems (b)                                     8,625
                Check & Other Small Package Shipment
----------------------------------------------------------------------------
                                                                      76,614

Acorn Fund
    Statement of Investments

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Other Industrial Services: 1.3%
   1,236,000    Wackenhut, Cl. B                                    $ 27,115
      31,000    Wackenhut, Cl. A                                         789
                Prison Management
     806,000    Compass International Services (b)(c)                  8,564
                Collection Agencies
     209,000    HA.LO Industries (b)                                   7,864
                Distributor of Specialty Products
     122,000    Advanced Lighting Technologies (b)                     1,189
                Metal Halide Lighting
----------------------------------------------------------------------------
                                                                      45,521
                                                                    --------
Industrial Goods/Services: Total                                     277,597

----------------------------------------------------------------------------
Energy/Minerals: 7.9%
                Independent Power: 3.4%
   1,464,000    AES Corporation (b)                                   69,357
       1,852    AES Corporation Warrants (b)                             120
                Power Plants
   1,420,000    CalEnergy (b)                                         49,256
                Power Plants/Competitve Utility
----------------------------------------------------------------------------
                                                                     118,733
                Oil/Gas Producers: 2.0%
   2,000,000    Tesoro Petroleum (b)(c)                               24,250
                Oil Refinery/Gas Reserves
   1,220,000    Enron Oil & Gas                                       21,045
                Oil & Gas Producer
     650,000    Devon Energy                                          19,947
                Oil & Gas Producer
     250,000    Evergreen Resources (b)                                4,437
                Oil & Gas Producer
   1,031,000    Tipperary (b)(c)                                       1,095
                Oil & Gas Producer
----------------------------------------------------------------------------
                                                                      70,774
                Distribution/Marketing/Refining: 1.8%
     900,000    Equitable Resources                                   26,212
                Natural Gas Utility & Producer
     650,000    Atmos Energy                                          20,962
                Natural Gas Utility
     800,000    Dynegy                                                 8,750
                Natural Gas Processing & Marketing
     240,000    KN Energy                                              8,730
                Natural Gas Pipelines & Processor
----------------------------------------------------------------------------
                                                                      64,654
                Oil Services: 0.7%
     400,000    J Ray McDermott (b)                                    9,775
                Offshore Construction Company
     525,000    Atwood Oceanics (b)                                    8,925
                Offshore Drilling
     300,000    Weatherford International (b)                          5,813
                Diversfied Oil Field Products & Services
----------------------------------------------------------------------------
                                                                      24,513
                                                                    --------
Energy/Minerals: Total                                               278,674

----------------------------------------------------------------------------
Other Industries: 3.7%
                Real Estate: 3.7%
     829,000    The Rouse Company                                     22,798
                Shopping Malls
     770,312    Security Capital European Realty (b)                  15,406
                Strategic Real Estate Investments
     820,000    Cornerstone Properties                                12,812
                Downtown Office Buildings
     466,000    Forest City Enterprises, Cl. B                        11,999
     370,000    Forest City Enterprises, Cl. A                         9,712
                Shopping Centers
     260,000    Equity Residential Properties Trust                   10,514
                Nationwide Apartments
     400,000    Macerich Company                                      10,250
                Regional Shopping Malls
     165,000    Weingarten Realty Investors                            7,363
                Community Shopping Centers
     699,000    LaSalle Hotel Properties                               7,252
                Upscale/Full Service Hotels
     350,000    Archstone                                              7,087
                Equity Real Estate Investment Trust
     200,000    First Industrial Realty Trust                          5,362
                Industrial Properties
     190,000    First Washington Realty Trust                          4,501
     120,000    First Washington Realty Trust, Cv. Pfd.                3,563
                Community Shopping Centers
     945,000    Homestead Village (b)                                  4,253
                Extended Stay Hotels
----------------------------------------------------------------------------
                                                                     132,872
                                                                    --------
Other Industries: Total                                              132,872

----------------------------------------------------------------------------
Foreign Securities: 10.5%
                Canada: 0.3%
     400,000    Canadian Natural Gas (b)                               5,990
                Oil & Gas Producer
     440,000    Shaw Industries, Cl. A                                 3,581
                Oil Field Services
----------------------------------------------------------------------------
                                                                       9,571
                United Kingdom: 2.2%
     644,000    NTL (b)                                               36,346
                Voice, Video & Data Services
   1,200,000    Serco Group                                           22,990
                Facilities Management
   1,650,000    Airtours                                              10,542
                Markets & Operates Packaged Tour Vacations
   1,100,000    N. Brown Group                                         5,326
                Mail Order Clothing in Large Sizes
     484,000    Edinburgh Fund Managers                                1,993
                Investment Management
----------------------------------------------------------------------------
                                                                      77,197


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                  Germany/Austria: 0.7%
       552,000    United International Holdings
                    (Austria) (b)                                  $ 10,626
                  Cable Television for Austria & Other Countries
       180,000    Flughafen Wien (Austria)                            8,837
                  Vienna Airport Authority
        23,000    Binding-Brauerei                                    6,352
                  Brewery
---------------------------------------------------------------------------
                                                                     25,815
                  Sweden: 1.7%
     1,000,000    WM Data Nordic                                     42,685
                  Computer Services/Consulting
       256,000    Autoliv                                             9,520
                  Seatbelts & Airbags
       495,000    Getinge Industrier                                  7,450
                  Sterilization & Disinfection Equipment
---------------------------------------------------------------------------
                                                                     59,655
                  Netherlands: 0.9%
       146,407    ASR Verzekeringsgroep                              13,262
                  Insurance
       305,000    Hunter Douglas                                     10,109
                  Decorative Window Coverings
       167,000    Getronics                                           8,276
                  Computer Services/Consulting
---------------------------------------------------------------------------
                                                                     31,647
                  Switzerland: 0.4%
        11,000    Cie Fin Richemont                                  15,553
                  Luxury Goods, Tobacco & Pay TV

                  France: 0.8%
       115,000    Atos (b)                                           27,503
                  Computer Services/Transaction Processing

                  Portugal: 0.1%
       297,200    Filmes Lusomundo (b)                                3,727
                  Newspapers, Radio, Video, Film Distribution

                  Italy/Greece: 1.0%
     1,500,000    Banca Fideuram                                     10,739
                  Life Insurance & Mutual Funds
     1,000,000    Aeroporti di Roma                                   8,733
                  Airport Management
       325,000    Industrie Natuzzi                                   8,084
                  Leather Couches
       250,000    Hellenic Bottling (Greece)                          7,717
                  Coca-Cola Bottler
---------------------------------------------------------------------------
                                                                     35,273
                  Malaysia: 0.0%
       750,000    Resorts World Berhad                                  605
                  Casino/Hotel Resort
       590,000    Berjaya Sports Toto                                   515
                  Lottery/Gaming
---------------------------------------------------------------------------
                                                                      1,120

                  Hong Kong: 0.2%
     4,500,000    Varitronix International                            8,422
                  LCD Manufacturer

                  China: 0.0%
       200,000    The Investment Company of China (b)                 1,100
                  Closed-End Fund
                  Singapore: 0.6%
     8,128,000    Star Cruises (b)                                   17,150
                  Cruise Line
     1,500,000    Natsteel Electronics                                3,818
                  Electronic Manufacturing Services
---------------------------------------------------------------------------
                                                                     20,968
                  Japan: 0.7%
       180,000    Nintendo                                           17,473
                  Video Games
        86,200    Softbank Corporation                                5,196
                  Software/Networking Services
        76,000    Noritsu Koki                                        1,651
                  Photo Processing Lab Manufacturer
---------------------------------------------------------------------------
                                                                     24,320
                  South Africa: 0.1%
       200,000    Comparex Holdings                                   1,625
                  Computer Networking & Systems Integration

                  Mexico: 0.4%
     3,300,000    Kimberly Clark de Mexico                           10,511
                  Paper Products
     7,350,000    Nadro, Series L                                     4,682
                  Pharmaceutical Distributor
---------------------------------------------------------------------------
                                                                     15,193

                  Other Latin America: 0.4%
       407,124    IRSA (Argentina)                                   11,323
                  Real Estate Management & Development
       135,000    Banco Latinoamericano
                  de Exportaciones (Panama)                           2,244
                  Trade Financing
   112,000,000    Cemig (Brazil)                                      2,131
                  Electric Utility
---------------------------------------------------------------------------
                                                                     15,698
                                                                    -------
Foreign: Total                                                      374,387

Acorn Fund
     Statement of Investments


Principal Amount                                    Value (000)
--------------------------------------------------------------
Total Common Stocks and Other                      ----------
 Equity-Like Securities: 93.8%                     $3,330,635
                  (Cost: $1,884,771)
Short-Term Obligations: 7.2%
                  Yield 4.38%-6.01%
                  Due 1/4-2/18/99
     $38,320      General Motors Acceptance            38,258
     $29,068      American General Finance             29,050
     $28,500      Aon                                  28,483
     $27,293      Commercial Credit                    27,281
     $23,575      Ford Motor Credit                    23,551
     $21,510      GE Capital Services                  21,493
     $20,000      American General                     19,992
     $20,000      Ford Motor Credit                    19,977
     $18,799      Cigna                                18,769
     $18,212      GTE                                  18,182
     $10,000      US Treasury Bill                      9,942
-------------------------------------------------------------
                  (Cost: $254,978)                    254,978
                                                    ---------
Total Investments: 101.0%                           3,585,613
                  (Cost: $2,139,749)
                                                   ----------
Cash and Other Assets Less Liabilities: (1.0%)        (36,152)
                                                   ----------
Total Net Assets: 100%                             $3,549,461
-------------------------------------------------------------

------------------------------------------------------------------------------
Notes to Statement of Investments
Notes to Statement of Investments:
(a) At December 31, 1998, for federal income tax purposes cost of investments was $2,140,654,000 and net unrealized appreciation was $1,444,959,000, consisting of gross unrealized appreciation of $1,619,020,000 and gross unrealized depreciation of $174,061,000.
(b)  Non-income producing security.
(c) On December 31, 1998, the Fund held the following percentages of the outstanding voting shares of the companies listed below:


Bigfoot International......................10.00%
Corvas International........................9.99%
World Acceptance............................9.48%
Microcide Pharmaceuticals...................8.33%
Tipperary...................................7.77%
International Total Services................7.50%
Kronos......................................6.94%
COMARCO.....................................6.92%
Data Transmission Network...................6.67%
Gibraltar Steel.............................6.39%
Compass International Services..............6.36%
Synaptic Pharmaceuticals....................6.36%
Tesoro Petroleum............................6.18%
Granite Broadcasting........................5.69%
CMP Media...................................5.66%
Monarch Casino & Resort.....................5.62%
Micros Systems..............................5.52%
National Data...............................5.34%
Atchison Casting............................5.15%

The aggregate cost and value of investments in these companies at December 31, 1998, was $216,457,000 and $280,785,000, respectively. The market value of these securities represents 7.91% of the total net assets at December 31, 1998. During the year ended December 31, 1998, cost of purchases and proceeds from sales in affiliated companies was $85,641,000 and $36,553,000, respectively. Dividends received from these companies amounted to $486,000 and net realized gain on sales of investments in such companies amounted to $5,984,000.


See accompanying notes to financial statements.

Acorn Fund
    Foreign Portfolio Diversification


At December 31, 1998 Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                   Value (000)   Percent
--------------------------------------------------------
Information
Computer Services                    $ 80,089       2.3%
Cable Television                       46,972       1.3
Semiconductors
 & Related Equipment                   22,990       0.6
Business Information/Publishing         8,923       0.2
Contract Manufacturing                  3,818       0.1
--------------------------------------------------------
                                      162,792       4.5

Health Care
Hospital Services                       7,450       0.2

Consumer Goods/Services
Travel                                 27,692       0.8
Consumer Software                      17,473       0.5
Beverages                              14,069       0.4
Nondurable Goods                       10,511       0.3
Furniture & Textiles                    8,084       0.2
Retail                                  5,326       0.2
Consumer Goods Distribution             4,682       0.1
Gaming                                    515       0.0
Other Durable Goods                    19,629       0.5
Other Entertainment                    16,158       0.5
--------------------------------------------------------
                                      124,139       3.5

Finance
Insurance                              13,262       0.4
Money Management                       12,732       0.4
Banks                                   2,244       0.1
Closed-End Funds                        1,100       0.0
--------------------------------------------------------
                                       29,338       0.9

Industrial Goods/Services
Electrical Components                   8,422       0.2
Machinery                               1,651       0.0
--------------------------------------------------------
                                       10,073       0.2

Energy/Minerals
Oil/Gas Producers                       5,990       0.2
Oil Services                            3,581       0.1
--------------------------------------------------------
                                        9,571       0.3

Other Industries
Transportation                         17,570       0.5
Real Estate                            11,323       0.3
Utilities                               2,131       0.1
--------------------------------------------------------
                                       31,024       0.9
                                     -------------------
Total Foreign Portfolio              $374,387      10.5%
--------------------------------------------------------

See accompanying notes to financial statements

Acorn Family of Funds
     Report of Independent Auditors


To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty, comprising the Acorn Investment Trust, as of December 31, 1998, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Acorn Investment Trust as of December 31, 1998, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 9, 1999

Acorn Family of Funds
     Statements of Assets and Liabilities

                                                     Acorn           Acorn         Acorn        Acorn          Acorn
(in thousands)                                        Fund       International      USA        Twenty      Foreign Forty
------------------------------------------------------------------------------------------------------------------------
12/31/98
Assets
  Investments, at value (cost: Acorn Fund
  $2,139,749; Acorn Int'l $1,197,259;
  Acorn USA $265,044; Acorn Twenty
  $30,290; Acorn Foreign Forty $14,793)            $3,585,613     $1,727,425      $281,785     $32,822          $15,959
Cash                                                      327            423            --         254               --
Organization costs                                         --             --            57          --               --
Receivable for:
  Securities sold                                       8,959            809           129
  Fund shares sold                                      2,868          1,788         1,170         722              777
  Dividends and interest                                2,078          2,546            46          21               --
  Other assets                                            175             80             9          --               --
------------------------------------------------------------------------------------------------------------------------
  Total assets                                      3,600,020      1,733,071       283,196      33,819           16,736

Liabilities and Net Assets
Net unrealized depreciation on foreign
  forward currency contracts                               42            969            --          --               --
Payable for:
    Securities purchased                               11,480          2,479           460          60              936
    Fund shares redeemed                               38,266          1,743         1,628           1               --
    Organization costs                                     --             --            58          --               --
    Other                                                 771          2,383            99          34               15
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                    50,559          7,574         2,245          95              951
Net assets applicable to Fund
  shares outstanding                               $3,549,461     $1,725,497      $280,951     $33,724          $15,785
------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                               210,706         82,874        18,986       3,150            1,435
------------------------------------------------------------------------------------------------------------------------

Pricing of Shares
Net asset value, offering price and
    redemption price per share                     $    16.85     $    20.82      $  14.80     $ 10.71          $ 11.00
------------------------------------------------------------------------------------------------------------------------

Analysis of Net Assets
Paid-in capital                                    $2,067,199     $1,209,014      $263,734     $31,432          $14,558
Accumulated net realized gain (loss) on sales
  of investments, futures and foreign
  currency transactions                                33,912        (17,845)          476        (246)              74
Net unrealized appreciation of investments
  and other assets (net of unrealized PFIC
  gains of $311 for Acorn International
  and $19 for Acorn Foreign Forty)                  1,445,819        528,909        16,741       2,532            1,144
Undistributed net investment income                     2,531          5,419            --           6                9
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
  Fund shares outstanding                          $3,549,461     $1,725,497      $280,951     $33,724          $15,785
------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements


Acorn Family of Funds
     Statements of Operations

                                       Acorn                       Acorn
                                       Fund                    International

(in thousands)                Year ended    Year ended    Year ended    Year ended
----------------------------------------------------------------------------------
                              12/31/1998    12/31/1997    12/31/1998    12/31/1997
Investment Income:
  Dividends                     $ 28,483      $ 28,012      $ 26,225      $ 27,667
  Interest                        13,414        15,566        10,223         8,098
----------------------------------------------------------------------------------
                                  41,897        43,578        36,448        35,765
  Foreign taxes withheld            (513)         (797)       (2,521)       (2,912)
----------------------------------------------------------------------------------
   Total investment income        41,384        42,781        33,927        32,853

Expenses:
  Investment advisory             24,905        14,349        14,124        16,235
  Administration                   1,812             -           858             -
  Custodian                          924         1,034         1,957         2,489
  Transfer and dividend
   disbursing agent                1,414         1,328         1,384         1,882
  Reports to shareholders            573           564           575           841
  Legal and audit                    223           287            97           221
  Registration and blue sky           55           273            58            73
  Trustees' and other                446           441           166           364
----------------------------------------------------------------------------------
   Total expenses                 30,352        18,276        19,219        22,105
  Less custodian fees paid
   indirectly                          -             -             -             -
  Less reimbursement of
   expenses by advisor                 -             -             -             -
----------------------------------------------------------------------------------
  Net expenses                    30,352        18,276        19,219        22,105
----------------------------------------------------------------------------------
Net investment income
 (loss)                           11,032        24,505        14,708        10,748

Net Realized and
 Unrealized Gain (Loss) on
 Investments,
 Futures and Foreign
 Currency Transactions:
  Net realized gain (loss)
   on sales of investments       252,065       361,502         2,408        76,648
  Net realized gain (loss)
   on foreign currency
   transactions                     (132)            -        (6,031)       22,816
  Net realized gain (loss)
   on futures                    (17,930)      (16,098)        7,811             -
  Change in net unrealized
   appreciation
   of investments and
   foreign currency
   transactions                  (43,553)      356,307       215,847       (99,759)
-----------------------------------------------------------------------------------
Net realized and
 unrealized gain (loss) on
 investments,
 futures and foreign
 currency transactions           190,450       701,711       220,035          (295)
-----------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations      $201,482      $726,216      $234,743      $ 10,453
-----------------------------------------------------------------------------------


See accompanying notes to financial statements

                           Acorn                      Acorn                 Acorn
                            USA                       Twenty            Foreign Forty
                                                    Inception             Inception
                  Year ended    Year ended        11/23 through         11/23 through
--------------------------------------------------------------------------------------
                  12/31/1998    12/31/1997           12/31/1998            12/31/1998
                    $    882       $   568               $   38                $    6
                       1,042           470                    7                     3
--------------------------------------------------------------------------------------
                       1,924         1,038                   45                     9
                           -             -                    -                    (1)
--------------------------------------------------------------------------------------
                       1,924         1,038                   45                     8


                       2,336         1,199                   26                    11
                         124             -                    1                     1
                          39            24                    2                     3

                         246           164                   18                    13
                         126            85                    1                     1
                          32            29                    1                     1
                          33            72                    4                     2
                          43            56                    -                     -
--------------------------------------------------------------------------------------
                       2,979         1,629                   53                    32

                          (5)           (2)                  (2)                   (3)

                           -             -                  (12)                  (11)
--------------------------------------------------------------------------------------
                       2,974         1,627                   39                    18
--------------------------------------------------------------------------------------

                      (1,050)         (589)                   6                   (10)







                      23,791         5,521                 (246)                   74


                           -             -                    -                     -

                           -             -                    -                     -




                     (14,625)       27,198                2,532                 1,163
--------------------------------------------------------------------------------------




                       9,166        32,719                2,286                 1,237
--------------------------------------------------------------------------------------

                    $  8,116       $32,130               $2,292                $1,227
--------------------------------------------------------------------------------------

Acorn Family of Funds
    Statements of Changes in Net Assets


                                        Acorn                      Acorn
                                        Fund                   International
(in thousands)                Year ended    Year ended    Year ended    Year ended
----------------------------------------------------------------------------------
                              12/31/1998    12/31/1997    12/31/1998    12/31/1997

From Operations:
 Net investment income
   (loss)                     $   11,032    $   24,505    $   14,708    $   10,748
 Net realized gain (loss)
   on sales of investments,
    futures and foreign
     currency transactions       234,003       345,404         4,188        99,464
 Change in net unrealized
  appreciation of
   investments and foreign
    currency transactions        (43,553)      356,307       215,847       (99,759)
----------------------------------------------------------------------------------
      Net increase in net
      assets resulting from
      operations                 201,482       726,216       234,743        10,453

Distributions to
 Shareholders From:
 Net investment income (a)        (6,284)      (31,681)      (12,611)      (33,072)
 Net realized gain              (219,264)     (320,289)      (22,701)      (77,970)
----------------------------------------------------------------------------------
      Total distributions
       to shareholders          (225,548)     (351,970)      (35,312)     (111,042)

 From Fund Share
  Transactions:
 Reinvestment of dividends
  and capital gain
  distributions                  204,856       320,054        33,102       104,129
 Proceeds from other shares
  sold                           490,137       711,329       406,219       468,766
----------------------------------------------------------------------------------
                                 694,993     1,031,383       439,321       572,895
Payments for shares
 redeemed                       (802,923)     (566,224)     (536,194)     (621,910)
----------------------------------------------------------------------------------
      Net increase (decrease)
      in net assets from Fund
      share transactions        (107,930)      465,159       (96,873)      (49,015)
----------------------------------------------------------------------------------
Total increase (decrease)
 in net assets                  (131,996)      839,405       102,558      (149,604)

Net Assets:
 Beginning of period           3,681,457     2,842,052     1,622,939     1,772,543
 End of period               $ 3,549,461    $3,681,457    $1,725,497    $1,622,939
----------------------------------------------------------------------------------

Undistributed Net
 Investment Income           $     2,531    $      498    $    5,419    $    3,986
----------------------------------------------------------------------------------

(a) Includes distributions of unrealized PFIC gains of $7,674 in 1997 for Acorn Fund and $24,166 in 1997 for Acorn International.

See accompanying notes to financial statements.

                                            Acorn           Acorn
                      Acorn                 Twenty       Foreign Forty
                       USA                Inception        Inception
            Year ended    Year ended    11/23 through    11/23 through
---------------------------------------------------------------------------------
            12/31/1998    12/31/1997     12/31/1998        12/31/1998



            $   (1,050)   $     (589)    $       6         $      (10)



                 23,791        5,521          (246)                74



                (14,625)      27,198         2,532              1,163
---------------------------------------------------------------------------------


                  8,116       32,130         2,292              1,227


                     --           --            --                --
                (19,532)      (3,351)           --                --
---------------------------------------------------------------------------------

                (19,532)      (3,351)           --                --





                 17,705        3,178            --                --

                175,578       133,753       31,688            14,739
---------------------------------------------------------------------------------
                193,283       136,931       31,688            14,739

                (85,540)      (34,171)        (256)             (181)
---------------------------------------------------------------------------------


                107,743       102,760       31,432            14,558
---------------------------------------------------------------------------------

                 96,327       131,539       33,724            15,785


                184,624        53,085           --                --
            $   280,951   $   184,624    $  33,724          $ 15,785
---------------------------------------------------------------------------------


                     --            --    $       6          $      9
---------------------------------------------------------------------------------

Acorn Family of Funds
     Financial Highlights



                                                                                        Years
Acorn Fund                                                                              ended 12/31
------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                   1998     1997
Net Asset Value, beginning of year                                                           $16.99   $15.04
Income From Investment Operations
 Net investment income                                                                          .04      .15
 Net realized and unrealized gain (loss) on investments, foreign currency and futures           .91     3.57
------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                               .95     3.72
Less Distributions
 Dividends from net investment income                                                          (.03)    (.16)
 Distributions from net realized and unrealized gains reportable for federal income taxes     (1.06)   (1.61)
------------------------------------------------------------------------------------------------------------
 Total distributions                                                                          (1.09)   (1.77)
------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                                                 $16.85   $16.99
------------------------------------------------------------------------------------------------------------
Total Return                                                                                    6.0%    25.0%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                        .84%     .56%
 Ratio of net investment income to average net assets                                           .30%     .75%
 Portfolio turnover rate                                                                         24%      32%
 Net assets at end of period (in millions)                                                   $3,549   $3,681


                                                                                        Years
Acorn International                                                                     ended 12/31
------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                 1998     1997
Net Asset Value, beginning of period                                                         $18.39   $19.61
Income From Investment Operations
 Net investment income (loss)                                                                   .17      .40
 Net realized and unrealized gain (loss) on investments, foreign currency and futures          2.68     (.34)
------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                              2.85      .06
Less Distributions
 Dividends from net investment income                                                          (.15)    (.38)
 Distributions from net realized and unrealized gains reportable for federal income taxes      (.27)    (.90)
------------------------------------------------------------------------------------------------------------
 Total distributions                                                                           (.42)   (1.28)
------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                               $20.82   $18.39
------------------------------------------------------------------------------------------------------------
Total Return                                                                                   15.4%     0.2%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                       1.12%    1.19%
 Ratio of net investment income (loss) to average net assets                                    .86%     .58%
 Portfolio turnover rate                                                                         37%      39%
 Net assets at end of period (in millions)                                                   $1,725   $1,623





* Annualized



See accompanying notes to financial statements


---------------------------------------------------------------------------------
      1996       1995      1994       1993       1992      1991     1990     1989
     $13.60     $12.24    $13.95     $11.06     $ 9.32    $ 6.51   $ 8.58    $7.27

        .09        .11       .06        .04        .07       .11      .12      .13
       2.93       2.42     (1.10)      3.50       2.16      2.95    (1.62)    1.65
----------------------------------------------------------------------------------
       3.02       2.53     (1.04)      3.54       2.23      3.06    (1.50)    1.78

       (.11)      (.09)     (.11)      (.06)      (.08)     (.10)    (.13)    (.11)
      (1.47)     (1.08)     (.56)      (.59)      (.41)     (.15)    (.44)    (.36)
----------------------------------------------------------------------------------
      (1.58)     (1.17)     (.67)      (.65)      (.49)     (.25)    (.57)    (.47)
----------------------------------------------------------------------------------
     $15.04     $13.60    $12.24     $13.95     $11.06    $ 9.32   $ 6.51    $8.58
----------------------------------------------------------------------------------
      22.6%      20.8%     (7.4%)     32.3%      24.2%     47.3%   (17.5%)   24.8%

       .57%       .57%      .62%       .65%       .67%      .72%     .82%     .73%
       .53%       .89%      .55%       .30%       .72%     1.30%    1.60%    1.59%
        33%        29%       18%        20%        25%       25%      36%      26%
     $2,842     $2,399    $1,983     $2,035     $1,449    $1,150   $  767    $ 855

                                               Inception 9/23
                                              through 12/31,
-------------------------------------------------------------
    1996         1995      1994       1993             1992
   $16.59       $15.24    $15.94     $10.69           $10.00

        .13        .16       .07         --             (.03)
       3.29       1.20      (.67)      5.25              .72
 -------------------------------------------------------------
       3.42       1.36      (.60)      5.25              .69

      (.12)         --        --         --               --
      (.28)       (.01)     (.10)        --               --
 -------------------------------------------------------------
      (.40)       (.01)     (.10)        --               --
 -------------------------------------------------------------
     $19.61     $16.59    $15.24     $15.94           $10.69
 -------------------------------------------------------------
      20.7%       8.9%     (3.8%)     49.1%             6.9%

      1.17%      1.22%     1.24%      1.21%            2.35%*
       .51%       .90%      .48%       .06%           (1.37%)*
        34%        26%       20%        19%              20%*
     $1,773     $1,276    $1,363     $  907           $   30


Acorn Family of Funds
    Financial Highlights


                                                            Years                               Inception 9/4
Acorn USA                                                  ended 12/31,                        through 12/31,
--------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                     1998              1997                1996
Net Asset Value, beginning of period                             $15.12            $11.65            $  10.00
Income From Investment Operations
 Net investment loss (b)                                           (.07)             (.07)               (.02)
 Net realized and unrealized gain on investments                    .87              3.83                1.67
--------------------------------------------------------------------------------------------------------------
 Total from investment operations                                   .80              3.76                1.65
Less Distributions
 Dividends from net investment income                                --                --                  --
 Distributions from net realized and unrealized gains
   reportable for federal income taxes                            (1.12)             (.29)                 --
--------------------------------------------------------------------------------------------------------------
 Total distributions                                              (1.12)             (.29)                 --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                   $14.80            $15.12            $  11.65
--------------------------------------------------------------------------------------------------------------
Total Return                                                        5.8%             32.3%               16.5%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (a)                       1.20%             1.35%               1.85%*
 Ratio of net investment loss to average net assets                (.42%)            (.49%)              (.99%)*
 Portfolio turnover rate                                             42%               33%                 20%*
 Net assets at end of period (in millions)                       $  281            $  185            $     53


                                                               Inception 11/13
Acorn Twenty                                                   through 12/31,
-------------------------------------------------------------------------------
For a share outstanding throughout each period                            1998
Net Asset Value, beginning of period                                   $ 10.00
Income From Investment Operations
 Net investment income (b)                                                  --
 Net realized and unrealized gain on investments                           .71
-------------------------------------------------------------------------------
 Total from investment operations                                          .71
-------------------------------------------------------------------------------
Net Asset Value, end of period                                         $ 10.71
-------------------------------------------------------------------------------
Total Return                                                               7.1%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (c)(d)                           1.41%*
 Ratio of net investment gain to average net assets (d)                   0.22%*
 Portfolio turnover rate                                                   173%*
 Net assets at end of period (in millions)                             $    34

-------------------------------------------------------------------------------
(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during each period.

(c) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998.

(d) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively.

* Annualized

See accompanying notes to financial statements

                                                         Inception 11/23
Acorn Foreign Forty                                      through 12/31,
------------------------------------------------------------------------
For a share outstanding throughout each period                 1998

Net Asset Value, beginning of period                         $  10.00
Income From Investment Operations
   Net investment loss (b)                                       (.01)
   Net realized and unrealized gain on investments               1.01
------------------------------------------------------------------------
   Total from investment operations                              1.00
------------------------------------------------------------------------
Net Asset Value, end of period                               $  11.00
------------------------------------------------------------------------
Total Return                                                     10.0%
Ratios/Supplemental Data
   Ratio of expenses to average net assets (a)(c)                1.73%*
   Ratio of net investment loss to average net assets (c)        (.78%)*
   Portfolio turnover rate                                         90%*
   Net assets at end of period (in millions)                 $     16



--------------------------------------------------------------------------------
(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively.

* Annualized

Acorn Family of Funds
    Notes to Financial Statements

1. Nature of Operations

Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2. Significant Accounting Policies
    Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

    Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

    Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

    Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

    Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

    None of the Funds had any futures contracts open at December 31, 1998. Acorn Fund and Acorn International entered into forward contracts to sell foreign currency as described below:

Acorn Fund

     Foreign                         Settlement   U.S. Dollar     Unrealized
  Amount (000)         Currency         Date     Proceeds (000)   Loss (000)
----------------------------------------------------------------------------
                      Hong Kong

     78,085             Dollar          5/20/99        $10,000         $ (42)

Acorn International
                                                                 Unrealized
     Foreign                         Settlement   U.S.Dollar        Gain
   Amount(000)         Currency         Date       Proceeds (000)  (Loss) (000)
-------------------------------------------------------------------------------
     13,500          Swiss Franc        3/19/99        $10,105         $ 198
     17,000          German Mark        3/19/99        $10,247         $  (2)
     15,000         British Pound       3/19/99        $25,077         $ 174
    155,000        Hong Kong Dollar     1/15/99        $19,591         $(411)
  4,735,000          Japanese Yen       3/19/99        $41,491         $(928)
------------------------------------------------------------------------------
                                        Total Unrealized Loss:         $(969)
                                                                       =====

    Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

    Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies.

    In accordance with the distribution requirements imposed on investment companies, Acorn Fund, Acorn International and Acorn USA paid long-term capital gain distributions in 1998 of $247,613,000, $22,701,000 and $17,598,000,
respectively, which was sufficient to allow each fund not to incur any income tax. Acorn Twenty and Acorn Foreign Forty also complied with these provisions and were not required to pay a distribution.

    Acorn Fund, Acorn International and Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. A summary of transactions relating to PFICs is as follows:


Acorn Fund                                                 (000)
----------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1997            $2,804

Unrealized depreciation recognized through
December 31, 1998                                           (232)

Cumulative net unrealized appreciation
recognized in prior years on PFICs sold
through December 31, 1998                                 (2,572)
                                                          ------
Cumulative net unrealized appreciation recognized
in prior years at December 31, 1998                            -
                                                          ======

A summary of transactions relating to PFICs during 1998 follows:

Unrealized depreciation recognized                          (232)

Losses on the sale of PFICs
classified as ordinary income                             (2,483)


Acorn International                                         (000)
----------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1997          $ 16,193

Unrealized appreciation recognized through
December 31, 1998                                            231

Cumulative net unrealized appreciation recognized in
prior years on PFICs sold through December 31, 1998      (16,113)
                                                         -------
Cumulative net unrealized appreciation recognized
in prior years at December 31, 1998                          311
                                                         =======
A summary of transactions relating to PFICs
during 1998 follows:

Unrealized appreciation recognized                           231

Losses on the sale of PFICs
classified as ordinary income                               (540)

Acorn Foreign Forty recognized unrealized appreciation on PFICs of $19,000 for the period ended December 31, 1998.

    Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

    Acorn International and Acorn Twenty intend to utilize provisions of the federal tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, Acorn International and Acorn Twenty had capital loss carryforwards of $16,804,000 and $246,000, respectively which will expire December 31, 2006.

    Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

    Reclassifications have been made in 1998 for Acorn Fund and Acorn USA in the accompanying analysis of net assets from accumulated net realized gain on sale of investments to paid-in-capital of $28,349,000 and $4,314,000 respectively. A reclassification was made in Acorn International of $355,000 from accumulated net realized gain on sale of investments to undistributed net income and in Acorn USA of $1,050,000 from undistributed net investment income to accumulated net realized gains. All reclassifications were made to reflect differences between financial reporting and income tax basis and had no impact on net asset value.

Acorn Family of Funds
  Notes to Financial Statements


3. Transactions With Affiliates
The Funds' investment advisor, Wanger Asset
Management, L.P. ("WAM") furnishes
continuing investment supervision to the
Funds and is responsible for the overall management of the Funds' business affairs.

    Under the investment management
agreements for Acorn Fund, Acorn
International and Acorn USA which were in effect for 1997 each fund paid WAM an annual management fee, payable monthly, at the rates set forth below. The fees for Acorn Fund and Acorn International were determined at the beginning of each calendar quarter and the fees for Acorn USA were determined and accrued daily:

Acorn Fund
-------------------------------------------
Net asset value:
For the first $100 million             .75%
Next $1.4 billion                      .50%
Net assets in excess of $1.5 billion   .40%

Acorn International
-------------------------------------------
Net asset value:
For the first $100 million            1.25%
Next $400 million                     1.00%
Net assets in excess of $500 million   .80%

Acorn USA
-------------------------------------------
Net asset value:
For the first $200 million            1.00%
Net assets in excess of $200 million   .95%


    Beginning in 1998, the management
agreement for Acorn Fund, Acorn
International and Acorn USA was replaced with a new investment management agreement and a separate administrative service agreement as approved by shareholders.
Under the new investment management
agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each Fund.

Acorn Fund
-------------------------------------------
Net asset value:
For the first $700 million             .75%
Next $1.300 billion                    .70%
Net assets in excess of $2 billion     .65%

Acorn International
-------------------------------------------
Net asset value:
For the first $100 million            1.20%
Next $400 million                      .95%
Net assets in excess of $500 million   .75%

Acorn USA
-------------------------------------------
Net asset value:
For the first $200 million             .95%
Net assets in excess of $200 million   .90%

Acorn Twenty
-------------------------------------------
On average daily net assets            .90%

Acorn Foreign Forty
On average daily net assets            .95%

    Under the new administrative service
agreement, WAM provides administrative
services to each Fund (including Acorn
Twenty and Acorn Foreign Forty) in return for fees, accrued daily and paid monthly at an annual rate of .05% of average daily net assets.

    Certain officers and trustees of the
Trust are also principals of WAM. The
Trust makes no direct payments to its
officers and trustees who are affiliated with WAM. The Funds paid trustees' fees and expenses of the following:

-------------------------------------------
(in thousands)                  1998   1997
Acorn Fund                     $ 211  $ 196
Acorn International               94    119
Acorn USA                         11      7
Acorn Twenty                       -      -
Acorn Foreign Forty                -      -
                               ------------
                               $ 316  $ 322
                               ============

     WAM advanced Acorn USA $107,000 in
connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August
2001. WAM paid all of the organization costs associated with the organization of Acorn
Twenty and Acorn Foreign Forty. These costs amounted to $92,000. WAM will not be reimbursed for these costs by the Funds.

     WAM Brokerage Services, L.L.C., a
wholly owned subsidiary of WAM, is the
distributor of the Funds' shares and
receives no compensation for its services.

4. Borrowing Arrangements
The Trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during 1998.

5. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

Acorn Fund
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997
Shares sold                                                28,471       42,779
Shares issued in reinvestment of
 dividend and capital gain distributions                   12,814       19,004
                                                           --------------------
                                                           41,285       61,783
Less shares redeemed                                       47,224       34,056
-------------------------------------------------------------------------------
Net increase (decrease) in
 shares outstanding                                        (5,939)      27,727
-------------------------------------------------------------------------------


Acorn International
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Shares sold                                                19,818       23,235
Shares issued in reinvestment of
 dividend and capital gain distributions                    1,540        5,501
                                                           --------------------
                                                           21,358       28,736
Less shares redeemed                                       26,757       30,846
                                                           --------------------
Net decrease in shares outstanding                         (5,399)      (2,110)
-------------------------------------------------------------------------------


Acorn USA
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Shares sold                                                11,062        9,880
Shares issued in reinvestment of
 dividend and capital gain distributions                    1,270          212
                                                           --------------------
                                                           12,332       10,092
Less shares redeemed                                        5,558        2,436
                                                           --------------------
Net increase in shares outstanding                          6,774        7,656
-------------------------------------------------------------------------------


Acorn Twenty
-------------------------------------------------------------------
(in thousands)                                               1998

Shares sold                                                 3,176
Less shares redeemed                                           26
                                                         ----------
Net increase in shares outstanding                          3,150
-------------------------------------------------------------------


Acorn Foreign Forty
-------------------------------------------------------------------
(in thousands)                                               1998

Shares sold                                                 1,453
Less shares redeemed                                           18
                                                         ----------
Net increase in shares outstanding                          1,435
-------------------------------------------------------------------


6. Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows:

Acorn Fund
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Purchases                                              $  830,390   $  928,010
Proceeds from sales                                     1,048,096    1,084,981

Acorn International
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Purchases                                                $570,304     $656,789
Proceeds from sales                                       709,630      824,939


Acorn USA
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Purchases                                                $178,181     $126,503
Proceeds from sales                                        95,639       36,965

Acorn Twenty
-------------------------------------------------------------------
(in thousands)                                               1998

Purchases                                                 $34,025
Proceeds from sales                                         4,483


Acorn Foreign Forty
-------------------------------------------------------------------
(in thousands)                                               1998

Purchases                                                 $13,984
Proceeds from sales                                           974
-------------------------------------------------------------------

The Acorn
     Family of Funds


Trustees
  Irving B. Harris
  Chairman

  James H. Lorie
  Vice Chairman

  Leo A. Guthart
  Jerome Kahn, Jr.
  David C. Kleinman
  Charles P. McQuaid
  Roger S. Meier
  Allan B. Muchin
  Robert E. Nason
  Katherine Schipper
  Ralph Wanger

Officers
  Ralph Wanger
  President

  Marcel P. Houtzager
  Vice President

  Kenneth A. Kalina
  Assistant Treasurer

  Bruce H. Lauer
  Vice President and Treasurer

  Charles P. McQuaid
  Senior Vice President

  Robert A. Mohn
  Vice President

  John H. Park
  Vice President

  Mark H. Yost
  Vice President

  Leah J. Zell
  Vice President

Investment Advisor
  Wanger Asset Management, L.P.
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606
  1-800-9-ACORN-9
  (1-800-922-6769)
  e-mail: acorn@wanger.com
  Web site: www.acornfunds.com

Distributor
  WAM Brokerage Services, L.L.C.
  P.O. Box 8502
  Boston, Massachusetts 02266-8502

Transfer Agent, Dividend Disbursing Agent and Custodian
  State Street Bank and Trust Company
  Attention: Acorn Family of Funds
  P.O. Box 8502
  Boston, Massachusetts 02266-8502
  1-800-962-1585

Legal Counsel
  Bell, Boyd & Lloyd
  Chicago, Illinois

Independent Auditors
  Ernst & Young LLP
  Chicago, Illinois

This report, including the audited schedules of investments, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

The Acorn
------------------------
         Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502


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